               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                 THE PITTSTON COMPANY
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

[Logo]                                              The Pittston Company
                                                    1000 Virginia Center Parkway
                                                    P.O. Box 4229
                                                    Glen Allen, VA 23058-4229

JOSEPH C. FARRELL
Chairman and Chief Executive Officer



                                                                  March 28, 1997

To Our Shareholders:

     You are cordially invited to attend the annual meeting of Pittston's shareholders to be held at the Company's executive offices, 1000 Virginia Center Parkway, Glen Allen, Virginia, on Friday, May 2, 1997, at 1:00 p.m.

     You will be asked to (i) elect  three directors for a term of three  years;
(ii) approve independent public accountants for 1997; (iii) approve a proposal to amend the Company's 1988 Stock Option Plan; (iv) approve a proposal to amend the Company's Non-Employee Directors' Stock Option Plan; and (v) approve a proposal to amend the Company's 1994 Employee Stock Purchase Plan.

     It is important that you vote, and you are urged to complete, sign, date and return the enclosed proxy in the envelope provided.

     Your prompt cooperation will be greatly appreciated.

                                           Sincerely,

                                           J. Farrell

                                     [Logo]

                                  --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 1997

                                  --------------

     Notice Is Hereby Given that the annual meeting of shareholders of THE PITTSTON COMPANY will be held on May 2, 1997, at 1:00 p.m., at the Company's executive offices, 1000 Virginia Center Parkway, Glen Allen, Virginia, for the following purposes:

     1. To elect three directors for a term expiring in 2000.

     2. To approve the selection of KPMG Peat Marwick LLP as independent public accountants to audit the accounts of the Company and its subsidiaries for the year 1997.

     3. To consider and act upon a proposal to amend the Company's 1988 Stock Option Plan described in the attached Proxy Statement and set forth as Exhibit A.

     4. To consider and act upon a proposal to amend the Company's Non-Employee Directors' Stock Option Plan as described in the attached Proxy Statement and set forth as Exhibit B.

     5. To consider and act upon a proposal to amend the Company's 1994 Employee Stock Purchase Plan as described in the attached Proxy Statement and set forth as Exhibit C.

     6. To transact such other business as may properly come before the meeting or any adjournment.

     The close of business on March 17, 1997, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the meeting.

     If you do not expect to attend the annual meeting in person, please complete, date and sign the enclosed proxy and return it in the enclosed envelope, which requires no additional postage if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                                          Austin F. Reed
                                          Secretary

March 28, 1997

     Annual Reports to Shareholders, including financial statements, are being mailed to shareholders, together with these proxy materials, commencing on or about March 28, 1997.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE BE SURE TO COMPLETE AND RETURN EACH OF THEM.

                              THE PITTSTON COMPANY
                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of The Pittston Company of proxies from holders of each class of its Common Stock: Pittston Brink's Group Common Stock ('Brink's Stock'), par value $1.00 per share; Pittston Burlington Group Common Stock ('Burlington Stock'), par value $1.00 per share; and Pittston Minerals Group Common Stock ('Minerals Stock'), par value $1.00 per share, to be voted at the annual meeting of shareholders to be held on May 2, 1997, at 1:00 p.m., at the Company's executive offices, 1000 Virginia Center Parkway, Glen Allen, Virginia (and at any adjournment thereof), for the purposes set forth in the accompanying notice of such meeting.

     On March 17, 1997, the Company had outstanding 41,179,488 shares of Brink's Stock, 20,689,600 shares of Burlington Stock and 8,405,908 shares of Minerals Stock, the holders of each class thereof being entitled to one vote per share on all matters, with the exception that the holders of Minerals Stock are entitled to 0.626 vote per share. Holders of Brink's Stock, Burlington Stock and Minerals Stock will vote together as a single voting group on all matters that the Board of Directors knows will be presented for consideration at the meeting.

     The close of business on March 17, 1997, has been fixed as the record date for determining the shareholders entitled to notice of and to vote at the meeting, and only shareholders of record at the close of business on that date will be entitled to vote at the meeting and any adjournment thereof. This Proxy Statement and the accompanying form of proxy and Annual Report(s) to Shareholders are being mailed to shareholders commencing on or about March 28, 1997. The address of the principal executive office of the Company is 1000 Virginia Center Parkway, P. O. Box 4229, Glen Allen, VA 23058-4229.

     The election of directors, the selection of independent public accountants and the proposals to approve the (i) adoption of amendments to the Company's 1988 Stock Option Plan; (ii) adoption of amendments to the Company's Non-Employee Directors' Stock Option Plan; and (iii) adoption of the amendment to the Company's 1994 Employee Stock Purchase Plan are the only matters which the Board of Directors knows will be presented for consideration at the meeting. As to any other business that may properly come before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgement of the person voting the proxies.

     The Company's bylaws provide that the chairman of the meeting shall determine the order of business at the annual meeting and the voting and other procedures to be observed. The chairman is authorized to declare whether any business is properly brought before the meeting, and business not properly brought before the meeting may not be transacted.

     The shares represented by proxies solicited by the Board of Directors will be voted in accordance with the recommendations of the Board of Directors unless otherwise specified in the proxy, and where the person solicited specifies a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.

     The enclosed proxy is revocable at any time prior to its being voted by filing an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the meeting and voting in person. Attendance at the meeting will not by itself constitute a revocation.

     Votes cast by shareholders will be treated as confidential in accordance with a policy approved by the Board of Directors. Shareholder votes at the annual meeting will be tabulated by the Company's transfer agent, The First National Bank of Boston, in care of Boston EquiServe.

                              CORPORATE GOVERNANCE

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, taking into consideration the interests of all shareholders regardless of class. Members of the Board are kept informed of the Company's business by various reports sent to them regularly, as well as by operating and financial reports made at Board and Committee meetings by the Chairman and other officers. During 1996 the Board met seven times.

     The Executive Committee of the Board may exercise substantially all the authority of the Board during the intervals between the meetings of the Board. The Executive Committee currently consists of Mr. Farrell, as Chairman, and all other directors, except that a quorum of the Executive Committee consists of one third of the number of members of the Committee, three of whom must not be employees of the Company or any of its subsidiaries. The Executive Committee did not meet during 1996.

     The Audit and Ethics Committee recommends to the Board for selection by the shareholders at their annual meeting a firm of independent public accountants. In addition, the Committee confers with the Company's independent public accountants to review the plan and scope of their proposed audit as well as their findings and recommendations upon the completion of the audit. The
Committee meets with the independent public accountants and with appropriate Company financial personnel and internal auditors regarding the Company's internal controls, practices and procedures. The Committee also oversees the Company's legal and business ethics compliance programs. The Audit and Ethics Committee currently consists of Mr. Barker, as Chairman, and Messrs. Craig, Gross and Zimmerman, none of whom is an officer or employee of the Company or any of its subsidiaries, and met three times during 1996.

     The Compensation and Benefits Committee is responsible for establishing and reviewing policies governing salaries, incentive compensation and the terms and conditions of employment of senior executives and other key employees of the Company. In addition, the Committee is responsible for the oversight of the Company's stock option plans for employees and similar plans which may be maintained from time to time by the Company and has authority to grant options under the Company's 1988 Stock Option Plan. The Committee coordinates with the appropriate financial, legal and administrative personnel of the Company, as well as outside experts retained in connection with the administration of these plans. The Compensation and Benefits Committee currently consists of Mr. Ackerman, as Chairman, and Messrs. Barker and Zimmerman, none of whom is an officer or employee of the Company or any of its subsidiaries, and met five times during 1996.

     The Nominating Committee recommends to the Board nominees for election as directors and as senior executive officers of the Company. In addition, the Committee reviews the performance of incumbent directors in determining whether to recommend them to the Board for renomination. Directors are selected on the basis of recognized achievements and their ability to bring expertise and experience to the deliberations of the Board. The Nominating Committee also administers the Directors' Charitable Award Program. The Nominating Committee currently consists of Mr. Craig, as Chairman, and Messrs. Anton (whose term as Director expires in May), Broadhead, and Spilman, none of whom is an officer or employee of the Company or any of its subsidiaries, and met three times during 1996. For information concerning procedures to be followed for submitting names of nominees for consideration by the Nominating Committee, see 'Other Information -- Shareholder Proposals.'

     The Finance Committee recommends to the Board dividend and other actions and policies regarding the financial affairs of the Company, including those relating to matters that may affect the financial strength of the Company. The Finance Committee currently consists of Mr. Spilman, as Chairman, Messrs. Ackerman and Anton and Dr. Haywood, none of whom is an officer or employee of the Company or any of its subsidiaries, and met four times during 1996.

     The Pension Committee is responsible for the oversight of the Company's Pension-Retirement Plan and Savings-Investment Plan and any similar plans which may be maintained from time to time by the Company. The Committee also has general oversight responsibility for pension plans maintained by foreign and other subsidiaries of the Company. The Committee has authority to adopt amendments to the Company's Pension-Retirement Plan, Pension Equalization Plan and Savings-Investment Plan. In carrying out these responsibilities the Committee coordinates with the appropriate financial, legal and administrative personnel of the Company, including the Administrative Committee, as well as outside experts retained in connection with the administration of those plans. The Pension Committee currently consists of Mr. Broadhead, as Chairman, Messrs. Gross and Marshall and Dr. Haywood, none of whom other than Mr. Marshall is an officer or employee of the Company or any of its subsidiaries. The Pension Committee met four times during 1996.

     During 1996 all incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of the Board on which they served. Average attendance at those meetings was approximately 96%.

COMPENSATION OF DIRECTORS

     Each non-employee director is paid an annual retainer fee of $18,000, an attendance fee of $1,200 per day for each meeting of the Board and of each committee of the Board and a fee of $1,200 per day for rendering any special services to the Company at the request of the Chairman of the Board. A director may elect to defer receipt of his fees to future years and to receive interest thereon, compounded quarterly, at the prime commercial lending rate of Morgan Guaranty Trust Company of New York.

     In May 1996 the Company's shareholders approved a plan (the 'Directors' Stock Accumulation Plan') pursuant to which the Company's Retirement Plan for Non-Employee Directors (the 'Retirement Plan') was terminated for all then active and future non-employee directors. Under the terms of the Directors'
Stock Accumulation Plan each participant received an initial allocation of Brink's units ('Brink's Units'), Burlington units ('Burlington Units') and Minerals units ('Minerals Units') in proportions of 50%, 30% and 20%, respectively, equal to the present value of each participant's accrued benefit under the Retirement Plan as of May 31, 1996, determined by dividing the portion of the initial allocation to be allocated to each class of Units by the average of the high and low per share market price of the related class of the Company's stock as reported on the New York Stock Exchange Composite Transaction Tape for such date. Each Unit is the equivalent of one share of Brink's Stock, Burlington Stock or Minerals Stock (collectively, the 'Common Stock'). Participants will receive additional Units as of June 1, 1997, and as of each subsequent June 1, equal to (a) 50% of the annual retainer in effect on such June 1 if he or she has accrued less than eight years of service or (b) 25% of such annual retainer if he or she has accrued eight or more years of service, divided by the applicable stock prices for such date. In addition, under the Directors' Stock Accumulation Plan additional Units are credited to participants' accounts in respect of cash dividends paid on the Common Stock based upon the Plan's formula for accrual. Upon a participant's termination of service after at least five years of service as a non-employee director as a result of (i) death, (ii) retirement after age 70, (iii) retirement prior to age 72 at the end of a full term of office in anticipation of attaining such age during what would otherwise be his or her next full term of office, (iv) retirement after age 65 as a result of ill health, relocation, or entering into any governmental, diplomatic or other employment if, in the opinion of outside legal counsel, his or her continued service as a non-employee director might create a conflict of interest or (v) retirement following a Change in Control (as defined), the participant is entitled to receive a distribution of Brink's Stock, Burlington Stock and Minerals Stock in respect of the Units in his or her account with fractional units converted into cash. In the event a participant terminates service for any other reason or prior to completing five years of service, all Units will be forfeited and the participant's right to the related shares will terminate. The distribution of shares will be made in a single lump sum distribution as soon as practicable following his or her termination of service under one of the circumstances described above unless the participant elects at least 12 months before his or her termination to receive equal annual installments (not more than 10) commencing on the first day of the month next following his termination of service. The following table sets forth information concerning the number of Units credited to each participant standing for election or continuing as a director:

                                                                                     UNITS
                                                                                   CREDITED
                                                                                   ---------

Roger G. Ackerman...........................................   Brink's Units          853.51
                                                               Burlington Units       777.98
                                                               Minerals Units         771.95

James R. Barker.............................................   Brink's Units          928.46
                                                               Burlington Units       846.32
                                                               Minerals Units         839.76

James L. Broadhead..........................................   Brink's Units        1,228.33
                                                               Burlington Units     1,119.65
                                                               Minerals Units       1,110.97

William F. Craig............................................   Brink's Units        1,528.19
                                                               Burlington Units     1,392.99
                                                               Minerals Units       1,382.19

Ronald M. Gross.............................................   Brink's Units          928.46
                                                               Burlington Units       846.32
                                                               Minerals Units         839.76

Charles F. Haywood..........................................   Brink's Units        1,903.02
                                                               Burlington Units     1,734.65
                                                               Minerals Units       1,721.21

Robert H. Spilman...........................................   Brink's Units        1,828.06
                                                               Burlington Units     1,666.32
                                                               Minerals Units       1,653.40

Adam H. Zimmerman...........................................   Brink's Units        1,903.02
                                                               Burlington Units     1,734.65
                                                               Minerals Units       1,721.21

All Non-Employee Nominees and Continuing Directors as a
  Group (8 persons).........................................   Brink's Units       11,101.05
                                                               Burlington Units    10,118.88
                                                               Minerals Units      10,040.45

     Under the Non-Employee Directors' Stock Option Plan, adopted by the shareholders in 1988 and amended by the shareholders in 1993 and in January 1996, an option grant for 10,000 shares of Brink's Stock, 5,000 shares of Burlington Stock and 2,000 shares of Minerals Stock, at option prices of 100% of fair market value on the date of grant is made to each non-employee director upon his election as a director. Each option is exercisable immediately as to one third of the shares and as to an additional one third on the first and second anniversaries of the grant date. Pursuant to the January 1996 amendment, the Non-Employee Directors' Stock Option Plan provides for automatic annual grants of options for 1,000 shares of Brink's Stock, 500 shares of Burlington Stock and 200 shares of Minerals Stock at 100% of fair market value on the date of grant to each non-employee director on each July 1 so long as the plan remains in effect; cash retainer fees were reduced in connection with the approval of the 1993 amendment. Each option granted annually will become exercisable six months from the date of grant. Each option granted under the Non-Employee Directors' Stock Option Plan constitutes a nonqualified stock option under the Internal Revenue Code of 1986, as amended (the 'Code'), and terminates ten years from the date of grant. The Non-Employee Directors' Stock Option Plan expires May 11, 1998. A proposed amendment to the Non-Employee Directors' Stock Option Plan will be submitted to the shareholders for approval at the annual meeting. See 'Proposals of the Board.'

     Under the Directors' Charitable Award Program the Company will contribute $1,100,000 on behalf of each participating director after such director's death. Of that amount, $100,000 will be donated to one or more tax-exempt organizations designated by the Company, and $1,000,000 will be donated in accordance with the director's recommendations to eligible educational institutions and charitable organizations. Each of the Company's non-employee directors and Mr. Farrell currently participate in the Directors' Charitable Award Program. The Company is the owner and beneficiary of life insurance policies insuring the lives of the participating directors. Premiums paid in 1996 in respect of such policies totaled an aggregate of approximately $369,000.

     Effective June 1, 1995 and amended effective April 1, 1996, the Company entered into a new employment agreement with Mr. Marshall extending through May 1998. In March 1997 the Company and Mr. Marshall further amended the terms of this agreement to provide for a salary, effective June 1, 1997, of $50,000 per year, extending through May 31, 1999. The agreement also entitles Mr. Marshall to participate in the Company's management and other employee benefit and incentive compensation plans applicable to his status, to receive supplemental pension benefits, and, in the event of early retirement or termination of employment for any other reason, to be deemed eligible for early retiree medical coverage under the Company's Comprehensive Medical Expense Benefits Plan.

                             ADDITIONAL INFORMATION

EXECUTIVE COMPENSATION

     The following table sets forth information with respect to the compensation of the Chief Executive Officer and the other four highest paid executive officers of the Company:

                           SUMMARY COMPENSATION TABLE


                                                       OTHER ANNUAL                                          ALL OTHER
                               ANNUAL COMPENSATION    COMPENSATION(A)       LONG-TERM COMPENSATION        COMPENSATION(D)
                               -------------------    ---------------   -------------------------------   ---------------
                                                                              OPTIONS (NUMBER OF
                                                                                    SHARES)
                                                       OTHER ANNUAL     -------------------------------
                        YEAR   SALARY(B)   BONUS(C)   COMPENSATION(A)   BRINK'S   BURLINGTON   MINERALS
                        ----   ---------   --------   ---------------   -------   ----------   --------
J. C. Farrell           1996   $541,667    $550,000       $21,050        70,000     40,000        None        $40,194
  Chairman, President   1995    512,500    525,000                      100,000      --         85,000         11,388
  and Chief Executive   1994    463,500    475,000                         None      --           None         11,388
  Officer

G. R. Rogliano          1996    219,050    130,000         35,385        12,000     15,000        None         62,395
  Senior Vice           1995    180,367    105,000                       20,000      --         12,000          9,456
  President             1994    167,767     95,000                         None      --           None          9,213

F. T. Lennon            1996    198,292     95,000         35,824        12,000     15,000        None         61,682
  Vice President  --    1995    176,833     80,000                       20,000      --         12,000          9,381
   Human                1994    168,500     80,000                         None      --           None          9,186
  Resources and
  Administration

J. B. Hartough          1996    192,317     82,000              0        12,000     15,000        None          9,253
  Vice President  --    1995    174,025     70,000                       20,000      --         12,000          9,331
   Corporate            1994    165,242     70,000                         None      --           None          9,113
  Finance and
  Treasurer

A. F. Reed (e)          1996    189,312     80,000         34,629        12,000     15,000        None         75,455
  Vice President,       1995    161,042     70,000                       15,000      --         12,000          9,281
  General               1994      --         --                           --         --          --           --
  Counsel and
  Secretary

------------

(a) Amounts shown reflect tax gross-up payments made to compensate the executive officer for incremental federal and state income tax liability resulting from relocation payments made in fiscal 1996.

(b) Salaries before compensation reduction payments under the Savings-Investment Plan and the Deferral of Salary and Supplemental Savings Plan portions of the Company's Key Employees' Deferred Compensation Program. Under the Deferral of Salary portion of the Program, participants are permitted to defer up to 50% of their salary and receive a Company-matching contribution with respect to 100% of the first 10% of such deferral, both of which amounts were, as of January 1, 1997, converted under such Program into
    Brink's Stock equivalent units ('Brink's Units'), Burlington Stock equivalent units ('Burlington Units') and Minerals Stock equivalent units ('Minerals Units') based upon the Program formula. Under the Supplemental Savings Plan portion of the Program, participants may defer up to the amount that may not be contributed under the Savings-Investment Plan as a result of various Internal Revenue Code limitations and receive a matching contribution (at the same rate as is applicable under the Savings-Investment
    Plan). Such amounts and cash dividends on such amounts are converted into Brink's Units, Burlington Units and Minerals

    Units in accordance with the Program. In addition, on January 1, 1997, the participant's account was credited with additional Brink's Units, Burlington Units and Minerals Units in respect of cash dividends paid on the Company's Brink's Stock, Burlington Stock and Minerals Stock during 1996 based upon the Program formula for accrual. The following table sets forth the amount of 1996 salary deferred under the Program by each of the executive officers named above and the number of Brink's Units, Burlington Units and Minerals Units credited to his account (including matching contributions and cash dividends) in respect of salary paid in 1996:

                           1996 COMPENSATION    BRINK'S     BURLINGTON    MINERALS
                               DEFERRED          UNITS        UNITS        UNITS
                           -----------------    --------    ----------    --------
Mr. Farrell                   $103,629.54       1,470.22     2,001.72     1,561.25
Mr. Rogliano                    34,015.59         493.11       530.46       775.17
Mr. Lennon                      39,535.94          717.7       617.49       602.39
Mr. Hartough                    28,234.92         603.55       300.36       439.54
Mr. Reed                        27,789.83         302.55       434.36       846.03

    Under the Program, distributions with respect to the Brink's Units, the Burlington Units and the Minerals Units are to be made in shares of Brink's Stock, Burlington Stock and Minerals Stock, respectively, on the basis of one share for each Unit (with cash paid for fractional Units), but the aggregate value of the shares so distributed may not be less than the aggregate amount of the salary deferred pursuant to the Deferral of Salary portion of the Program and the related dividends in respect of which such Units were initially credited.

(c) Annual incentive payments under the Key Employees Incentive Plan. Under the Company's Key Employees' Deferred Compensation Program, participants are permitted to defer up to 100% of their cash incentive payment for 1996 and receive a Company-matching contribution with respect to the amount so deferred but not in excess of 10% of the cash incentive payment, which amounts were, as of January 1, 1997, converted into Brink's Units, Burlington Units and Minerals Units in accordance with the Program formula. In addition, dividend credits of Brink's Units, Burlington Units and Minerals Units were made to the participant's accounts in respect of cash dividends paid on Brink's Stock, Burlington Stock and Minerals Stock during 1996. The following table sets forth the aggregate amount of incentive compensation for 1996 deferred under the Program by each of the executive officers named above and the number of Brink's Units, Burlington Units and Minerals Units credited to his account (including in respect of cash dividends) as of January 1, 1997:

                                     BONUS      BRINK'S     BURLINGTON    MINERALS
                                    DEFERRED     UNITS        UNITS        UNITS
                                    --------    --------    ----------    --------
Mr. Farrell                         $275,000    4,303.60     5,522.09     3,968.25
Mr. Rogliano                          52,000      813.77       783.13     1,125.54
Mr. Lennon                            38,000      743.35       572.29       548.34
Mr. Hartough                           8,200      160.41       123.49       118.33
Mr. Reed                              16,000      187.79       240.96       461.70

    Under the Program, distributions with respect to the Brink's Units, the Burlington Units and the Minerals Units are to be made in shares of Brink's Stock, Burlington Stock and Minerals Stock, respectively, on the basis of one share for each Unit (with cash paid for fractional Units), but the aggregate value of the shares so distributed may not be less than the aggregate amount of the cash incentive payment deferred and the related dividends in respect of which such Units were initially credited. Such distributions will be made upon termination of employment or earlier upon election made more than one year prior to distribution.

(d) The Company made matching contributions under the Savings-Investment Plan in 1996 in the amount of $7,500.00 for each of the named executive officers. The Savings-Investment Plan is a compensation reduction plan intended to qualify under Section 401(k) of the Code. Under the Savings-Investment Plan employee contributions are matched at rates of 50% to 125% for up to 5% of covered compensation (subject to limitations imposed by such Code). In 1996 the Company paid life insurance premiums under the Executive Salary Continuation Plan in the amount of $3,648.00 for Mr. Farrell; $2,011.72 for Mr. Rogliano; $1,808.38 for Mr. Lennon; $1,752.84 for Mr. Hartough; and $1,722.60 for Mr. Reed. The Executive Salary Continuation Plan provides a death benefit equal to three times a covered employee's annual salary payable in ten equal annual installments to the employee's spouse or other designated beneficiary.

    In addition, the amounts shown reflect expense reimbursement and other payments made in connection with the relocation of the Company's office to Glen Allen, Virginia, for Messrs. Farrell, Rogliano, Lennon and Reed in the amounts of $29,046, $52,823, $52,374 and $66,232, respectively.

(e) Mr. Reed was designated an executive officer on March 8, 1996.

STOCK OPTIONS

     The following table sets forth information concerning nonqualified stock options granted under the Company's 1988 Stock Option Plan on March 8, 1996, to the Chief Executive Officer and the four other officers named in the Summary Compensation Table. Such options will become exercisable as to the total number of shares covered by such option on the third anniversary of the date of grant; have purchase prices per share equal to 100% of the fair market value of the Brink's Stock and Burlington Stock, as the case may be, on the date of grant, rounded up to the next higher cent; and expire on

March 8, 2002. No Minerals Stock options or Stock Appreciation Rights were granted in 1996 to the named executive officers.

                             OPTION GRANTS IN 1996
                               INDIVIDUAL GRANTS

                                                    NUMBER OF    PERCENT OF CLASS
                                                    SECURITIES    TOTAL OPTIONS
                                                    UNDERLYING      GRANTED TO                                    GRANT DATE
                                                     OPTIONS       EMPLOYEES IN     EXERCISE PRICE   EXPIRATION    PRESENT
NAME                                                 GRANTED           1996           PER SHARE         DATE        VALUE*
--------------------------------------------------  ----------   ----------------   --------------   ----------   ----------

J. C. Farrell
  Brink's.........................................     70,000          19.4%            $25.57         3/8/02      $659,400
  Burlington......................................     70,000            16              17.94         3/8/02       434,700
  Minerals........................................          0            --                --                          --

G. R. Rogliano
  Brink's.........................................     12,000           3.3              25.57         3/8/02       113,040
  Burlington......................................     15,000           3.4              17.94         3/8/02        93,150
  Minerals........................................          0            --                --                          --

F. T. Lennon
  Brink's.........................................     12,000           3.3              25.57         3/8/02       113,040
  Burlington......................................     15,000           3.4              17.94         3/8/02        93,150
  Minerals........................................          0            --                --                          --

J. B. Hartough
  Brink's.........................................     12,000           3.3              25.57         3/8/02       113,040
  Burlington......................................     15,000           3.4              17.94         3/8/02        93,150
  Minerals........................................          0            --                --                          --

A. F. Reed
  Brink's.........................................     12,000           3.3              25.57         3/8/02       113,040
  Burlington......................................     15,000           3.4%             17.94         3/8/02        93,150
  Minerals........................................          0            --                --                          --

------------

* Based on the Black-Scholes option-pricing model and the following assumptions:
  (i) projected annual dividend yield of .41% for Brink's Stock and 1.28% for Burlington Stock; (ii) expected volatilities of 30% for Brink's Stock and 32% for Burlington Stock; (iii) a risk-free interest rate of 6.2% for options expiring 2002; and (iv) all options are exercised on the expiration date. All values are discounted at a compound annual rate of 3% until vested to reflect risk of forfeiture. The actual value an executive officer may receive depends on market prices for Brink's Stock and Burlington Stock, and there can be no assurance that the amounts reflected in the Grant Date Present Value column will actually be realized. No gain to an executive officer is possible without an appreciation in stock value, which will benefit all shareholders commensurately.

The following table sets forth information concerning the exercise of options during 1996 and unexercised options held at the end of such year.

                      AGGREGATED OPTION EXERCISES IN 1996
                           AND YEAR-END OPTION VALUES
                                 STOCK OPTIONS

                                                                     NUMBER OF
                                                               SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                               NUMBER OF                       UNEXERCISED OPTIONS AT         IN-THE-MONEY OPTIONS AT
                                SHARES                           DECEMBER 31, 1996               DECEMBER 31, 1996
                              ACQUIRED ON       VALUE       ----------------------------    ----------------------------
NAME                           EXERCISE       REALIZED      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----------------------------  -----------    -----------    -----------    -------------    -----------    -------------
J. C. Farrell
  Brink's...................     --          $   --           178,759         151,807       $ 2,455,216      $ 772,537
  Burlington................     --              --           223,552         172,296         2,142,092        690,825
  Minerals..................     --              --            91,026          96,334            63,464        413,950

G. R. Rogliano
  Brink's...................     --              --            21,895          30,231           148,719        162,140
  Burlington................     --              --            27,388          37,796           110,376        147,760
  Minerals..................     --              --             8,583          13,667               295         58,440

F. T. Lennon
  Brink's...................     --              --            45,660          29,764           585,715        160,424
  Burlington................     --              --            57,101          37,212           505,733        145,862
  Minerals..................     --              --            14,366          13,334            14,030         58,440

J. B. Hartough
  Brink's...................      5,605       105,430.05       28,845          29,764           283,634        160,424
  Burlington................     --              --            43,084          37,212           320,648        145,862
  Minerals..................     --              --            13,166          13,334             7,958         58,440

A. F. Reed
  Brink's...................     --              --             6,959          26,019            87,484        132,258
  Burlington................     --              --             8,714          32,539            75,318        124,272
  Minerals..................     --              --             2,000          13,000                 0         58,440

PENSION-RETIREMENT PLAN

     The Company maintains a noncontributory Pension-Retirement Plan (the 'Pension Plan') covering, generally, full-time employees of the Company and participating subsidiaries who are not covered by a collective bargaining agreement. The Pension Plan provides that an eligible employee upon retirement at age 65 will receive an annual benefit equivalent to 2.1% of average salary for his or her 36 consecutive months of highest earnings multiplied by the number of years of service not to exceed 25 years, plus 1% of such average salary multiplied by the number of years of service in excess of 25 years, less 0.55% of the average Social Security taxable wage base for the relevant period provided in the Pension Plan multiplied by his or her years of service not to exceed 35. Salary under the Pension Plan means regular compensation, including commissions, bonuses, overtime and premium pay but excluding any living or other expense allowances. An eligible employee who has completed ten years of Vesting Service may retire at any time after reaching his or her 55th birthday and become entitled to receive an actuarially reduced pension. Employees may elect to have their annual pension benefits paid in the form of a straight life annuity, joint and survivor annuity or period certain annuity. The Pension Plan also provides certain disability retirement benefits and death benefits. Accrued Plan benefits are vested upon employees' completion of five years of Vesting Service. The Code limits the amount of pensions which may be paid under federal income tax qualified plans. The Company's Board of Directors has adopted a Pension Equalization Plan under which the Company will make additional payments so that the total amount received by each person affected by the Code limitations is the same as would otherwise have been received under the Pension Plan. The Company has reserved the right to terminate or amend the Pension Plan or the Pension Equalization Plan at any time.

     The table below illustrates the estimated annual benefits payable upon retirement at age 65 under the Pension and Pension Equalization Plans to officers and other eligible employees in various classifications as to average salary and years of service. The table does not reflect reductions on account of the Social Security taxable wage base referred to above.

                               PENSION PLAN TABLE

                                            ESTIMATED ANNUAL PENSION
AVERAGE ANNUAL SALARY                    PAYABLE BASED ON SERVICES OF:
  DURING 36 MONTHS        ------------------------------------------------------------
   OF HIGHEST PAY         10 YEARS     15 YEARS     20 YEARS     25 YEARS     30 YEARS
---------------------     --------     --------     --------     --------     --------
     $   200,000          $ 42,000     $ 63,000     $ 84,000     $105,000     $115,000
         300,000            63,000       94,500      126,000      157,500      172,500
         500,000           105,000      157,500      210,000      262,500      287,500
         700,000           147,000      220,500      294,000      367,500      402,500
         900,000           189,000      283,500      378,000      472,500      517,500
       1,000,000           210,000      315,000      420,000      525,000      575,000
       1,200,000           252,000      378,000      504,000      630,000      690,000
       1,300,000           273,000      409,500      546,000      682,500      747,500

Such amounts are based on the assumption that the employee will be in the Company's employ until normal retirement date (age 65), that the Pension and Pension Equalization Plans will continue in effect without change and that payments will be made on a straight life annuity basis. The Pension and Pension Equalization Plans give effect to the full amount of earnings shown under the salary and bonus columns of the Summary Compensation Table. At December 31, 1996, the executive officers named in such Table had been credited under the Pension Plan with the following years of service: Mr. Farrell, 13 years; Mr. Rogliano, 13 years; Mr. Lennon, 20 years; Mr. Hartough, 10 years; and Mr. Reed, 10 years. Mr. Farrell is also entitled to certain supplemental pension benefits under an agreement with him. Such supplemental pension benefits are calculated on the basis of the Company's Pension Plan but with effect being given to periods of up to 20 years of certain prior employment and with a reduction in such benefits to reflect any pension payable under the Company's Plan and under the plan covering such prior employment. The effect of this agreement is to increase the years of credited service as of December 31, 1996, for Mr. Farrell to 29 years of service.

EMPLOYMENT AGREEMENTS

     The Company has entered into an employment agreement with Mr. Farrell, effective May 1, 1996, extending through September 30, 2000. The agreement provides for a minimum annual salary of $525,000. On March 8, 1996, the Compensation and Benefits Committee approved an increase, effective May 1, 1996, to Mr. Farrell's annual salary from $525,000 to $550,000. Mr. Farrell's agreement also provides for a termination payment in the event of termination of employment for reasons other than Due Cause (as defined in the agreement). Such termination payment would be a lump sum cash payment equal to the sum of (i) the annual salary in effect prior to termination, multiplied by a fraction (the 'Remaining Term Multiplier'), the numerator of which is the number of months in the remaining term of the agreement and the denominator of which is twelve, (ii) the last annual bonus actually paid, multiplied by the Remaining Term Multiplier and (iii) a reasonable sum reflecting the economic equivalent of participation in all applicable employee benefit programs of the Company for the remaining term of the agreement. The Remaining Term Multiplier may not be less than 1.5. The employment agreement also entitles Mr. Farrell to participate in the Company's management and other employee benefit plans, to receive supplemental pension and disability benefits and, in the event of termination of employment for disability or early retirement after April 30, 1996, to be deemed eligible for early retiree medical coverage under the Company's Comprehensive Medical Expense Benefits Plan regardless of age and years of service.

CHANGE IN CONTROL ARRANGEMENTS

     In 1984 the Board approved the original employment agreement described above with Mr. Farrell as an inducement for him to accept employment with the Company. At the same time the Board approved a supplemental employment agreement with him, providing for continuation of employment after a 'change in control' (as defined) of the Company, but not beyond age 65, at an annual salary equal to his annual salary in effect on the date of the commencement of his employment in 1984 plus his first annual discretionary bonus, the aggregate of the two being annually indexed from such commencement date, in the case of salary, and from the date of payment, in the case of the bonus, by the following formula: the higher of (i) 10% or (ii) 80% of the percentage change in the Consumer Price
Index. Under the supplemental employment agreement Mr. Farrell is entitled to continue to participate in all management and employee benefit plans, to accrue pension benefits and, in the event of termination of employment, to receive a cash payment equivalent to the value of all unexercised stock options (whether or not then exercisable). Mr. Farrell has agreed to remain in the Company's employ during the term of his supplemental agreement. In case of termination of employment, Mr. Farrell is under no duty to mitigate damages, and remuneration received from other sources cannot be offset against the Company's obligations under the supplemental employment agreement.

     The Company has entered into change in control employment agreements with Messrs. Hartough, Lennon, Reed and Rogliano. In these agreements Messrs. Hartough, Lennon, Reed and Rogliano agree to remain in the employ of the Company for a specified term after a 'change in control' (as defined). In the agreements initial aggregate cash compensation is determined on the basis of salary and bonus levels paid when the agreement takes effect. In general, the Company may terminate the employee's employment for 'cause,' and, in the case of the agreements with Messrs. Lennon, Reed and Rogliano, the employee may terminate his employment for 'good reason,' which includes an overall reduction in authority or responsibility or a requirement to change base location. In case of termination for 'good reason,' the employee is, in substance, entitled to receive an amount equal to his compensation for the remaining term of his agreement or, in certain cases, a discounted lump-sum payment.

     In case a 'change in control' should occur, for example on July 1, 1997, the terms of the change in control employment agreements would be as follows:
Mr. Farrell, 39 months; and Messrs. Hartough, Lennon, Reed and Rogliano, 36 months.

     Not later than 90 days following a change in control, the Company is obligated to contribute an amount in cash to a trust established between the Company and The Chase Manhattan Bank (National Association). Such amount must be sufficient to provide the benefits to which (a) participants under the Pension Equalization Plan and the Retirement Plan for Non-Employee Directors (the 'Plans') and (b) employees covered under certain employment contracts, including Mr. Farrell, are entitled pursuant to the terms of the Plans and employment contracts as in effect on the date of the change in control. The assets of the trust will be subject to the claims of the Company's general creditors in the event of the Company's insolvency.

COMPLIANCE WITH SECTION 16(a)

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the New York Stock Exchange reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during 1996, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

REPORT OF COMPENSATION AND BENEFITS COMMITTEE

     The Compensation and Benefits Committee of the Board of Directors (the 'Compensation Committee') is responsible for establishing and reviewing policies governing salaries, incentive compensation, and the terms and conditions of employment of executive officers of the Company. The policies of the Compensation Committee applicable to the compensation of executive officers are described below.

     The Compensation Committee has established an overall compensation program to attract, retain and motivate executive officers and to enhance their incentive to perform at the highest level and contribute significantly to the Company's success. Recognizing the desirability of tying the compensation of executive officers to performance and of aligning their interests closely to the long-term interests of the Company and its shareholders, the Compensation
Committee has determined that a significant part of the compensation of executive officers should be paid in the form of annual incentive payments under the Key Employees Incentive Plan and stock option grants.

     The Compensation Committee has from time to time engaged a recognized consultant in the executive compensation field to review and confirm the appropriateness of the Company's salary, annual bonus and long-term incentive programs for executive officers. Cash compensation is paid to executive officers in the form of salaries generally targeted at or near the 50th percentile, and annual incentive payments under the Key Employees Incentive Plan. In collaboration with that consultant, the Compensation Committee has developed a policy to make available to executive officers annual incentive payments based on individual and Company performance which, when coupled with salary, provides executive officers the opportunity to earn annual cash compensation above the 50th percentile for comparable positions in companies of similar size across all industries from whom the Company seeks to attract executive officers.

     The Compensation Committee periodically reviews the salaries of executive officers in light of competitive standards and the Compensation Committee's evaluation of their individual performance and makes such adjustments as are appropriate. Each year the Compensation Committee prescribes target cash incentive awards for executive officers under the Key Employees Incentive Plan. Such target incentives are indicative of the incentive payment that an executive officer might expect to receive for such year based upon a strong performance by the individual executive officer in achieving established individual objectives, by his or her operating or staff unit, and the overall performance of the Company or relevant operating group. For purposes of calculating actual awards under such guidelines, individual performance is given a weight factor of 50%, and unit and the Company or relevant operating group performance are each given weight factors of 25%.

     Under the policy and administrative guidelines adopted by the Compensation Committee for 1996, the Chief Executive Officer of the Company (the 'CEO') had a target cash incentive award of 50% of salary based on full performance by the Company and by him individually. Based on such guidelines, the CEO's actual award could have ranged from 0 to 100% of salary, depending on his performance rating and that of the Company as determined by the Compensation Committee and approved by the Board. The Committee recommended and the Board approved an annual incentive payment of $550,000 or 100% of salary for the CEO for 1996 after considering the following quantitative and qualitative measures of the Company's performance in 1996: (i) estimated actual earnings and cash flow on a consolidated basis; (ii) estimated actual operating earnings and cash flow of each reportable business segment; (iii) the employee safety performance of each segment; (iv) the achievement of record earnings for each of Brink's Home Security, Inc. and Brink's, Incorporated; (v) the achievement of record revenues for each of the services segments; and (vi) the ratings provided for each business unit by the Chief Executive Officer. In evaluating the performance of each business segment and the Company as a whole, the Committee took into account as additional factors and criteria: pricing and market conditions affecting each business segment; the effect of the world economy on such businesses; comparative performance of the Company's competitors; productivity and cost containment measures successfully carried out; progress of management development and employee relations efforts; and the quality of strategic planning and communications with external constituencies.

     The Committee's evaluation of the CEO's performance was based not only on the measures of the Company's performance and the other factors and criteria described above but also on the Committee's good faith business judgement of the CEO's performance as it related to results in 1996 and the long-term positioning of the Company. The Compensation Committee did not attach specific weights to the foregoing factors, but in general the Committee attached more significance to earnings results than the other factors.

     In 1996 the Compensation Committee made stock option grants to the executive officers of the Company totaling 118,000 shares of Brink's Stock and 130,000 shares of Burlington Stock. No Minerals Stock option grants were made during 1996 due to the unavailability of a sufficient number of shares under the 1988 Stock Option Plan. The Committee intends to recommend to the Board amendments to the 1988 Stock Option Plan for approval at the 1997 Annual Meeting of Shareholders that, if adopted, would ameliorate this constraint. The Committee's intent in making these grants is to raise the level of executive stock ownership and to further align the interests of management and shareholders. Because the 1996 stock options were granted with exercise prices equal to 100% of market value on the date of grant, executive officers will benefit from such stock option grants only to the extent the Company's stock price appreciates above the exercise price at the time such options become exercisable. In addition, since such options generally 'vest' only after a period of three years from the date of grant, they enhance the ability of the Company to retain executive officers while encouraging such officers to take a longer term view in their decisions impacting the Company. Stock options, therefore, tie the compensation of executive officers directly to the long-term performance of the Company.

     The Compensation Committee believes that reasonable post-takeover employment arrangements are often an essential aspect of the terms of employment of executive officers. The Committee also recognizes the importance to the Company of retaining its executive officers during and after the disruption typically provoked by a takeover offer (whether or not ultimately successful). The Company is party to a 'change in control' employment agreement with each of its executive officers, and the Compensation Committee is firmly of the view that the Company and its shareholders have benefitted from the relatively modest protection which such agreements afford to its executive officers. The Company also has entered into a renewal of an employment agreement with Mr. Farrell. The Compensation Committee believes that these employment agreements provide reasonable compensation arrangements and give the Company a high degree of management stability during a period of economic change.

     The Omnibus Budget Reconciliation Act of 1993 contained a new Internal Revenue Code Section 162(m)(1) which disallows a tax deduction for any publicly held corporation for remuneration exceeding $1 million in any taxable year for chief executive officers and certain other executive officers, except for remuneration paid under qualifying 'performance based' plans. In 1995 the Company's shareholders approved amendments to the 1988 Stock Option Plan which qualify the grant of options under such Plan under Section 162(m). The Committee will continue to evaluate the impact of the Section 162(m)(1) limitations on an ongoing basis in light of final regulations and future events with an objective of achieving deductibility to the extent appropriate.

                                                     Roger G. Ackerman, Chairman
                                                     James R. Barker
                                                     Adam H. Zimmerman

PERFORMANCE GRAPHS

     The following graphs show a five-year comparison of cumulative total returns for each class of the Company's Common Stock outstanding since December 31, 1991, through December 31, 1996, the S&P 500 Index, the S&P Transportation Index, an index of peer services companies (the 'Services Index') selected by the Company, an index of peer freight transportation companies (the 'Burlington Index') selected by the Company, an index of peer security companies (the 'Brink's Index') selected by the Company, an index of peer minerals companies (the 'Minerals Index') selected by the Company, and a composite index of peer companies (the 'Composite Peer Group Index') selected by the Company.

             COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
                    THE PITTSTON COMPANY, THE S&P 500 INDEX
                     AND THE COMPOSITE PEER GROUP INDEX(1)
                        (FISCAL YEAR ENDING DECEMBER 31)



                             [PERFORMANCE GRAPH]

                                       12/31/91   12/31/92   7/6/93    12/31/93   12/31/94   12/31/95   1/3/96    12/31/96
  Pittston Composite                      100       89.682   111.069    208.402    193.647    213.381   215.722    251.437
  S&P 500 Index                           100       107.67   110.523    118.169    119.781    164.845   166.396    203.241
  Composite Peer Index                    100      115.208   109.497    140.681    127.205     156.73   158.444    201.957

------------

(1) On July 26, 1993, the Company's shareholders approved the Services Stock Proposal under which the Company reclassified its former single class of common stock by redesignating it as Pittston Services Group Common Stock ('Services Stock') and distributing a second class of common stock designated as Pittston Minerals Group Common Stock on the basis of one fifth of one share of such Stock for each share of the Company's former common stock held by shareholders of record on July 26, 1993. On January 18, 1996, the Company's shareholders approved the Brink's Stock proposal under which the Company reclassified its Services Stock by redesignating it as Pittston Brink's Group Common Stock and distributing a third class of common stock designated as Pittston Burlington Group Common Stock on the basis of one half share of such Stock for each share of the Company's former Services Stock held by shareholders of record on January 19, 1996. For the line designated as 'The Pittston Company' the graph depicts the cumulative return on $100 invested in the Company's former single class of common stock from December 31, 1991, through July 5, 1993 (the last trading day prior to the commencement of trading in the Services Stock and the Minerals Stock). Since July 6, 1993 (the date of commencement of trading in the Services Stock and the Minerals Stock) and prior to January 3, 1996 (the date of commencement of trading in the Brink's Stock and the Burlington Stock) the graph depicts the cumulative return on a capitalization-weighted combination of Services Stock and Minerals Stock. Since January 3, 1996 the graph depicts the cumulative return on a capitalization-weighted combination of Brink's Stock, Burlington Stock and Minerals Stock. For the S&P 500 Index and the Composite Peer Group Index, cumulative returns are measured on an annual basis for the periods from December 31, 1990 through July 5, 1993, from July 6, 1993 through December 31, 1995, from January 1, 1996 through January 2, 1996 and from January 3, 1996 through December 31, 1996, with the value of each index set to $100 on December 31, 1991. Total return assumes reinvestment of dividends. The returns of the component companies included in the Composite Peer Group Index are weighted according to such company's market capitalization at the beginning of each period. Companies in the Composite Peer Group Index are as follows: ADT Limited, Airborne Freight Corp., Air Express International Corporation, Ashland Coal Company, Borg-Warner Security Corporation, Expeditors International Inc., Federal Express Corporation, Harper Group Inc., Wackenhut Corporation (Class A) and
    Westmoreland Coal Company. In constructing the Composite Peer Group Index for 1996, the Company has omitted Addington Resources, Inc. and MAPCO because such companies are no longer in the coal business and has omitted Consolidated Freightways, Inc. because a 1996 corporate reorganization of that company renders its 1996 performance incomparable with that of prior years.

    COMPARISON OF CUMULATIVE TOTAL RETURN AMONG MINERALS GROUP COMMON STOCK, SERVICES GROUP COMMON STOCK, THE S&P 500 INDEX, THE S&P TRANSPORTATION INDEX,
             THE MINERALS PEER INDEX AND THE SERVICES PEER INDEX(2)
                 (FROM JULY 6, 1993 THROUGH DECEMBER 31, 1996)



                             [PERFORMANCE GRAPH]


                                                   7/6/93     12/31/93     12/31/94     12/31/95     12/31/96
  Pittston Minerals Group                            100       189.541      209.64       120.48       140.366
  Pittston Services Group                            100       187.393      169.43       204.11       240.654
  S&P 500 Index                                      100       106.918      108.38       149.15       203.241
  S&P Transportation Index                           100        114.96       91.34       127.54        146.67
  Minerals Peer Index                                100       118.889       94.41        98.21       107.825
  Services Peer Index                                100       129.148      122.69       153.79       189.655

------------

(2) The graph depicts the cumulative return from July 6, 1993, the date of commencement of trading in the Services Stock and the Minerals Stock, through January 2, 1996, on $100 invested in either Services Stock, Minerals Stock, the Services Index, the Minerals Index, S&P 500 Index or the S&P Transportation Index. Since January 3, 1996 (the date of commencement of trading in Brink's Stock and Burlington Stock), for the line designated as 'Pittston Services,' the graph depicts the cumulative return on a capitalization-weighted combination of Brink's Stock and Burlington Stock. Total return assumes reinvestment of dividends. The Services Index consists of a market capitalization-weighted combination of the common stocks of ADT Limited, Airborne Freight Corp., Air Express International Corporation, Borg-Warner Security Corporation, Expeditors International Inc., Federal Express Corporation, Harper Group Inc. and Wackenhut Corporation (Class A). In constructing the Services Index for 1996, the Company has omitted Consolidated Freightways, Inc. because a 1996 corporate reorganization of that company renders its 1996 performance incomparable with that of prior years. The Minerals Index consists of a market capitalization-weighted combination of the common stocks of Ashland Coal Company and Westmoreland Coal Company. In constructing the Minerals Index for 1996, the Company has omitted Addington Resources, Inc. and MAPCO because such companies are no longer in the coal business.

    COMPARISON OF CUMULATIVE TOTAL RETURN AMONG BRINK'S GROUP COMMON STOCK, BURLINGTON GROUP COMMON STOCK, THE S&P 500 INDEX, THE S&P TRANSPORTATION INDEX,
            THE BRINK'S PEER INDEX AND THE BURLINGTON PEER INDEX(3)
                (FROM JANUARY 3, 1996 THROUGH DECEMBER 31, 1996)



                             [PERFORMANCE GRAPH]


                                                                                           01/03/96      12/31/96
  Pittston Brink's                                                                            100         119.765
  Pittston Burlington                                                                         100          108.02
  S&P 500 Index                                                                               100         122.143
  S&P Transportation Index                                                                    100          113.34
  Brink's Peer Index                                                                          100         137.088
  Burlington Peer Index                                                                       100         122.289

------------

(3) The graph depicts the cumulative return from January 3, 1996, the date of commencement of trading in the Brink's Stock and Burlington Stock, through December 31, 1996, on $100 invested in either Brink's Stock, Burlington Stock, the Brink's Index, the Burlington Index, the S&P 500 Index or the S&P Transportation Index. Total return assumes reinvestment of dividends. The Brink's Index consists of a market capitalization-weighted combination of the common stocks of ADT Limited, Borg-Warner Security Corporation, Protection One, Inc. and Wackenhut Corporation (Class A). The Burlington Index consists of a market capitalization-weighted combination of the common stocks of Airborne Freight Corp., Air Express International Corporation, Expeditors International Inc., Federal Express Corporation and Harper Group Inc.

                             PROPOSALS OF THE BOARD

     The following proposals are expected to be presented to the meeting. With respect to Proposals Nos. 1-5, all shares of Brink's Stock, Burlington Stock and Minerals Stock will vote together as a single voting group. Each share will have one vote except that each share of Minerals Stock will have 0.626 vote per share.

     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS: in order to be elected, nominees for director must receive a plurality of the votes cast by those present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and shares held by a broker in 'street name' ('Broker Shares') that are not voted in the election of directors will not be included in determining the number of votes cast.

     PROPOSAL  NO.  2   --   APPROVAL  OF  THE SELECTION  OF  INDEPENDENT PUBLIC
ACCOUNTANTS: must receive more votes cast in favor of such proposal by holders of the shares present in person or represented by proxy at the meeting and entitled to vote thereon than votes cast in opposition to such proposal by such holders. Abstentions and Brokers Shares that are not voted on Proposal No. 2 will not be counted in determining the number of votes cast.

     PROPOSAL NO. 3 -- APPROVAL OF AMENDMENT OF THE 1988 STOCK OPTION PLAN OF THE COMPANY: must receive the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and Broker Shares that are voted as to any matter presented at the meeting, but not voted on Proposal No. 3, will be counted as present but not voted and will have the same effect as votes cast in opposition to such Proposal.

     PROPOSAL NO. 4 -- APPROVAL OF AMENDMENT OF THE NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN OF THE COMPANY: must receive the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and Broker Shares that are voted as to any matter presented at the meeting, but not voted on Proposal No. 4, will be counted as present but not voted and will have the same effect as votes cast in opposition to such Proposal.

     PROPOSAL NO. 5 -- APPROVAL OF AMENDMENT OF THE 1994 EMPLOYEE STOCK PURCHASE PLAN OF THE COMPANY: must receive the affirmative vote of the holders of a majority of shares present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions and Broker Shares that are voted as to any matter presented at the meeting, but not voted on Proposal No. 5, will be counted as present but not voted and will have the same effect as votes cast in opposition to such Proposal.

                   PROPOSAL NO. 1  --  ELECTION OF DIRECTORS

     In accordance with the Company's charter and bylaws, the Board of Directors is divided into three classes, with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term. Under the bylaws the number of directors that constitute the entire Board shall be ten.

     The nominees for election as directors for three-year terms expiring in 2000 are: Messrs. Roger G. Ackerman, Joseph C. Farrell and Robert H. Spilman.

     The Board of Directors has no reason to believe that any of the nominees are not available or will not serve if elected. If any of them should become unavailable to serve as a director, full discretion is reserved to the persons named as proxies to vote for such other persons as may be properly nominated.

     Set forth below is information concerning the age, principal occupation and employment during the past five years, other directorships and positions with the Company of each nominee and director, and the year in which he first became a director of the Company.

                                              NOMINEES FOR ELECTION AS DIRECTORS FOR
                                                A THREE-YEAR TERM EXPIRING IN 2000

[Photo]                           ROGER G. ACKERMAN, 58, is Chairman and Chief Executive  Officer
                                    of  Corning  Incorporated,  a  company  engaged  in specialty glass, ceramics  and  communications  and  consumer  products manufacturing.  He has served Corning Incorporated in various engineering, sales  and  management  capacities  since  1962, including  President and Chief Operating Officer from 1992 to
                                    April of 1996 and Group President, Specialty Materials Group,
                                    from 1985 to 1990. He is a director of Corning  Incorporated,
                                    Corning  International  Corporation, Dow  Corning Corporation
                                    and Massachusetts Mutual Life Insurance Company. Mr. Ackerman
                                    has been a director of the Company since 1991 and is Chairman of the Compensation  and Benefits Committee  and a member  of the Executive Committee and the Finance Committee. He is also a Trustee of the Rutgers University Foundation.

[Photo]                           JOSEPH  C.  FARRELL,  61,  is  Chairman,  President  and  Chief
                                    Executive Officer  of  the Company  and  has served  in  that capacity since October 1991. From July 1990 through September
                                    1991,  he served as President  and Chief Operating Officer of the Company, and  from 1984  to 1990 he  served as  Executive
                                    Vice  President of  the Company.  Mr. Farrell  also serves as
                                    Chairman of the Board of Brink's, Incorporated, Brink's  Home
                                    Security,  Inc.  and,  since  February  1994,  Burlington Air
                                    Express Inc., all wholly  owned subsidiaries of the  Company.
                                    He  is  a  director  of  TRINOVA  Corporation  and  Universal
                                    Corporation. Mr. Farrell  is also  a member of  the Board  of
                                    Trustees   of  Virginia  Commonwealth  University  School  of
                                    Engineering Foundation. Mr.  Farrell has been  a director  of the  Company  since 1986  and  is Chairman  of  the Executive
                                    Committee.

[Photo]                           ROBERT H. SPILMAN, 69, is Chairman and Chief Executive  Officer
                                    of  Bassett Furniture Industries, Inc.  He is Chairman of the
                                    Board and a director  of Jefferson-Pilot Corporation and  its subsidiary,  Jefferson-Pilot Life Insurance Company, and is a
                                    director   of   Dominion    Resources,   Inc.,    NationsBank
                                    Corporation,  and TRINOVA Corporation. Mr. Spilman has been a director of the  Company since  1987 and is  Chairman of  the
                                    Finance Committee and a member of the Executive Committee and the Nominating Committee.

                                                       CONTINUING DIRECTORS

[Photo]                           JAMES R. BARKER, 61, is Chairman of The Interlake Steamship Co.
                                    He  is also  Vice Chairman of  Mormac Marine  Group, Inc. and
                                    Moran Towing Corp.  Mr. Barker was  formerly Chairman of  the
                                    Board  of Global Self Unloaders  Inc. and Moore McCormack Re-
                                    sources, Inc.,  and  Chairman  of  that  company's  operating subsidiaries  since April  1979. He was  also Chief Executive
                                    Officer of  Moore McCormack  Resources,  Inc., from  1971  to
                                    January  1987.  In 1969  Mr.  Barker co-founded  a management consulting firm, Temple, Barker & Sloane, Inc., and served in the capacity of  Executive Vice  President. Mr.  Barker is  a director  of Eastern Enterprises and GTE Corporation. He is a
                                    member of the Board  of Trustees of  Stamford Hospital and  a
                                    member   of   the   Business   Advisory   Committee   of  the
                                    Transportation Center  at  Northwestern  University  and  the
                                    Board of Visitors of Columbia University. Mr. Barker has been a director of the Company since July 1993 and Chairman of the
                                    Audit  and  Ethics Committee  and a  member of  the Executive
                                    Committee and  the Compensation  and Benefit  Committee.  His
                                    current term as a director of the Company expires in 1998.

[Photo]                           JAMES L. BROADHEAD, 61, is Chairman and Chief Executive Officer
                                    of  FPL Group, Inc.,  a public utility  holding company. From
                                    1989 to  1990  he served  as  President and  Chief  Executive
                                    Officer  of FPL Group, Inc., and  from 1984 to 1988 he served
                                    GTE Corporation,  a  telecommunications company,  in  various executive  capacities, including President of GTE's Telephone
                                    Operating Group. He is a director of FPL Group, Inc. and  its subsidiary Florida Power & Light Company, Barnett Banks, Inc.
                                    and  Delta Air Lines, Inc. Mr.  Broadhead has been a director of the  Company since  1983 and  is Chairman  of the  Pension
                                    Committee  and a  member of  the Executive  Committee and the
                                    Nominating Committee. His current term  as a director of  the
                                    Company expires in 1998.

[Photo]                           WILLIAM  F.  CRAIG, 65,  is a  private  investor. He  served as
                                    Chairman of New Dartmouth Bank  from 1991 to 1994 and  served as Chief Executive Officer of New Dartmouth Bank from 1991 to
                                    1992.  From  1976 until  his  retirement in  1989,  he served
                                    Shawmut Bank, N.A.,  and its parent,  Shawmut Corporation,  a bank  holding company,  in various  executive capacities, in-
                                    cluding Vice Chairman. Mr. Craig  has been a director of  the
                                    Company   since  1974  and  is  Chairman  of  the  Nominating
                                    Committee and a  member of  the Executive  Committee and  the
                                    Audit and Ethics Committee. His current term as a director of the Company expires in 1999.

[Photo]                           RONALD M. GROSS, 63, is Chairman and Chief Executive Officer of
                                    Rayonier  Inc., a global supplier  of specialty pulps, timber
                                    and  wood  products.  Mr.  Gross  was  President  and   Chief
                                    Operating  Officer from 1978, when  he joined Rayonier, until
                                    1996. He became Chief Executive Officer in 1981 and  Chairman in  1984. He is  a director of Rayonier  Inc. and Lukens Inc.
                                    Mr. Gross  is  on  the  Executive Board  of  the  Center  for
                                    International  Trade in Forest Products  at the University of
                                    Washington and is  a former member  of the Investment  Policy
                                    Advisory   Committee  of  the   United  States  Trade  Repre-
                                    sentative. Mr. Gross has been a director of the Company since
                                    1995 and is a  member of the  Executive Committee, the  Audit and  Ethics Committee and the  Pension Committee. His current term as a director of the Company expires in 1998.

[Photo]                           CHARLES F.  HAYWOOD, 69,  is National  City Bank  Professor  of
                                    Finance at the University of Kentucky. Until 1994 Dr. Haywood
                                    was  Director and  Chief Economist,  Center for  Business and
                                    Economic Research, and First  Kentucky National Professor  of
                                    Finance,  College  of Business  and Economics,  University of
                                    Kentucky. Dr. Haywood is also  a consultant in the fields  of economics  and financial analysis for financial, nonfinancial and government organizations.  He is  a director  of the  WWW
                                    Internet  Fund in Lexington, Kentucky. Dr. Haywood has been a director of the  Company since 1980  and is a  member of  the
                                    Executive  Committee, the  Finance Committee  and the Pension
                                    Committee. His  current term  as a  director of  the  Company expires in 1999.

[Photo]                           DAVID  L. MARSHALL,  58, is Vice  Chairman of the  Board of the
                                    Company and has served in that capacity since July 1990.  Mr.
                                    Marshall served from 1984 to February 1994 as Chief Financial
                                    Officer  of the  Company and from  1984 to  1990 as Executive
                                    Vice President.  From  1986 to  February  1994 he  served  as
                                    Chairman  of the  Board of  Burlington Air  Express Inc., and
                                    from 1985 to July 1993 he served as Chairman of the Board  of
                                    Brink's,  Incorporated, both wholly owned subsidiaries of the
                                    Company. He is a director  of MacMillan Bloedel Limited.  Mr.
                                    Marshall has been a director of the Company since 1986 and is
                                    a   member  of  the  Executive   Committee  and  the  Pension
                                    Committee. His  current term  as a  director of  the  Company expires in 1998.

[Photo]                           ADAM  H. ZIMMERMAN,  70, retired  as Chairman  of the  Board of
                                    Noranda Forest  Inc. in  1993  and as  Vice Chairman  of  its
                                    parent,  Noranda Inc.,  a natural resource  company, in 1992.
                                    From 1958 until retirement, Mr. Zimmerman served Noranda Inc.
                                    in various  executive  capacities,  including  President  and
                                    Chief  Operating Officer from 1982 to 1987. From 1993 to 1994
                                    Mr. Zimmerman was  Chairman of  the Board and  a director  of
                                    Confederation  Life Insurance  Company. He  is a  director of
                                    Battery Technologies Inc., Economic Investment Trust Limited,
                                    MacMillan Bloedel  Limited, Normerica  Building Systems  Inc.
                                    and  The  Toronto-Dominion  Bank. Mr.  Zimmerman  has  been a director of the  Company since 1987  and is a  member of  the
                                    Executive  Committee, the Audit and  Ethics Committee and the
                                    Compensation and Benefits  Committee. His current  term as  a director of the Company expires in 1999.

RECOMMENDATION OF THE BOARD

                THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE
                  FOR ALL NOMINEES FOR ELECTION AS DIRECTORS.

STOCK OWNERSHIP

     Based in part on information furnished by each nominee, director and executive officer named in the Summary Compensation Table, the number of shares of each of the three classes of the Company's Common Stock beneficially owned by them at January 31, 1997, was as follows:

NAME OF INDIVIDUAL                                              NUMBER OF SHARES
OR IDENTITY OF GROUP                                       BENEFICIALLY OWNED (A) (B)
-----------------------------------------------------     -----------------------------
R. G. Ackerman.......................................     Brink's Stock          10,963 (c)
                                                          Burlington Stock       12,669 (c)
                                                          Minerals Stock          3,572 (c)

J. R. Barker.........................................     Brink's Stock          11,038 (c)
                                                          Burlington Stock       12,733 (c)
                                                          Minerals Stock          3,640 (c)

J. L. Broadhead......................................     Brink's Stock          11,336 (c)
                                                          Burlington Stock       12,513 (c)
                                                          Minerals Stock          3,911 (c)

W. F. Craig..........................................     Brink's Stock          11,687 (c)
                                                          Burlington Stock       13,311 (c)
                                                          Minerals Stock          4,192 (c)

J. C. Farrell........................................     Brink's Stock         229,750 (d)(e)(f)
                                                          Burlington Stock      254,612 (d)(e)(f)
                                                          Minerals Stock        123,352 (d)(e)(f)

R. M. Gross..........................................     Brink's Stock           6,799 (c)
                                                          Burlington Stock        7,814 (c)
                                                          Minerals Stock          2,473 (c)

J. B. Hartough.......................................     Brink's Stock          39,589 (d)(e)(f)(g)
                                                          Burlington Stock       48,664 (d)(e)(f)(g)
                                                          Minerals Stock         20,099 (d)(e)(f)(g)

C. F. Haywood........................................     Brink's Stock           9,909 (c)
                                                          Burlington Stock       10,999 (c)
                                                          Minerals Stock          3,921 (c)

F. T. Lennon.........................................     Brink's Stock          62,030 (d)(e)(f)
                                                          Burlington Stock       65,921 (d)(e)(f)
                                                          Minerals Stock         20,063 (d)(e)(f)

D. L. Marshall.......................................     Brink's Stock          58,601 (d)(f)
                                                          Burlington Stock       67,230 (d)(f)
                                                          Minerals Stock         14,168 (d)(f)

A. F. Reed...........................................     Brink's Stock          12,391 (d)(e)(f)
                                                          Burlington Stock       11,959 (d)(e)(f)
                                                          Minerals Stock          7,708 (d)(e)(f)

G. R. Rogliano.......................................     Brink's Stock          36,692 (d)(f)(i)
                                                          Burlington Stock       35,578 (d)(f)(i)
                                                          Minerals Stock         14,158 (d)(f)

R. H. Spilman........................................     Brink's Stock          11,936 (c)
                                                          Burlington Stock       13,559 (c)
                                                          Minerals Stock          4,453 (c)

A. H. Zimmerman......................................     Brink's Stock          14,011 (c)
                                                          Burlington Stock       14,628 (c)
                                                          Minerals Stock          4,921 (c)

14 nominees, directors and executive officers as a
  group..............................................     Brink's Stock         526,732 (j)
                                                          Burlington Stock      582,190 (j)
                                                          Minerals Stock        230,631 (j)

------------

(a) Except as otherwise noted, the named individuals have sole voting and investment power with respect to such shares. None of such individuals beneficially owns more than approximately 1% of any class of the Company's outstanding Common Stock. None of such individuals owns any of the Company's $31.25 Series C Cumulative Convertible Preferred Stock or the depositary shares relating thereto.

(b) Includes shares which could be acquired within 60 days after January 31, 1997, upon the exercise of options granted pursuant to the Company's stock option plans, as follows:

                                              (footnotes continued on next page)

(footnotes continued from previous page)

Mr. Ackerman.........................................     Brink's Shares          9,109
                                                          Burlington Shares      11,391
                                                          Minerals Shares         2,600

Mr. Barker...........................................     Brink's Shares          9,110
                                                          Burlington Shares      11,387
                                                          Minerals Shares         2,600

Mr. Farrell..........................................     Brink's Shares        178,759
                                                          Burlington Shares     223,552
                                                          Minerals Shares        91,026

Mr. Gross............................................     Brink's Shares          5,371
                                                          Burlington Shares       6,718
                                                          Minerals Shares         1,533

Mr. Hartough.........................................     Brink's Shares         28,845
                                                          Burlington Shares      43,084
                                                          Minerals Shares        13,166

Dr. Haywood..........................................     Brink's Shares          7,006
                                                          Burlington Shares       8,764
                                                          Minerals Shares         2,000

Mr. Lennon...........................................     Brink's Shares         45,660
                                                          Burlington Shares      57,101
                                                          Minerals Shares        14,366

Mr. Marshall.........................................     Brink's Shares         49,630
                                                          Burlington Shares      62,080
                                                          Minerals Shares        13,333

Mr. Reed.............................................     Brink's Shares          6,959
                                                          Burlington Shares       8,714
                                                          Minerals Shares         2,000

Mr. Rogliano.........................................     Brink's Shares         21,895
                                                          Burlington Shares      27,388
                                                          Minerals Shares         8,583
Each of Messrs. Broadhead, Craig, Spilman and
  Zimmerman..........................................     Brink's Shares          9,108
                                                          Burlington Shares      11,393
                                                          Minerals Shares         2,600
All nominees, directors and executive officers as a
  group (14 persons).................................     Brink's Shares        398,776
                                                          Burlington Shares     505,751
                                                          Minerals Shares       161,607

(c) Includes units representing shares, rounded to the nearest whole unit, credited to each Director's account under the Company's Directors' Stock Accumulation Plan with respect to the fiscal year ended on or prior to January 31, 1997, as follows:

Mr. Ackerman.........................................     Brink's Units             854
                                                          Burlington Units          778
                                                          Minerals Units            772

Mr. Barker...........................................     Brink's Units             928
                                                          Burlington Units          846
                                                          Minerals Units            840

Mr. Broadhead........................................     Brink's Units           1,228
                                                          Burlington Units        1,120
                                                          Minerals Units          1,111

Mr. Craig............................................     Brink's Units           1,528
                                                          Burlington Units        1,393
                                                          Minerals Units          1,382

Mr. Gross............................................     Brink's Units             928
                                                          Burlington Units          846
                                                          Minerals Units            840

Dr. Haywood..........................................     Brink's Units           1,903
                                                          Burlington Units        1,735
                                                          Minerals Units          1,721

Mr. Spilman..........................................     Brink's Units           1,828
                                                          Burlington Units        1,666
                                                          Minerals Units          1,653

                                              (footnotes continued on next page)

(footnotes continued from previous page)

Mr. Zimmerman........................................     Brink's Units           1,903
                                                          Burlington Units        1,735
                                                          Minerals Units          1,721

(d) Includes units representing shares, rounded to the nearest whole unit, credited to respective accounts under the Company's Key Employees' Deferred Compensation Program with respect to all fiscal years ended on or prior to January 31, 1997, as follows:

Mr. Farrell..........................................     Brink's Units          38,910
                                                          Burlington Units       24,795
                                                          Minerals Units         29,489

Mr. Hartough.........................................     Brink's Units           5,831
                                                          Burlington Units        2,906
                                                          Minerals Units          5,835

Mr. Lennon...........................................     Brink's Units           6,966
                                                          Burlington Units        4,036
                                                          Minerals Units          2,877

Mr. Marshall.........................................     Brink's Units           6,411
                                                          Burlington Units        3,858
                                                          Minerals Units            717

Mr. Reed.............................................     Brink's Units           3,070
                                                          Burlington Units        2,058
                                                          Minerals Units          2,811

Mr. Rogliano.........................................     Brink's Units           7,976
                                                          Burlington Units        4,779
                                                          Minerals Units          4,895

    Non-employee directors do not participate in the Company's Key Employees' Deferred Compensation Program.

(e) Includes shares, rounded to the nearest whole share, held in nominee name under the Company's 1994 Employee Stock Purchase Plan at January 31, 1997, as follows:

Mr. Farrell..........................................     Brink's Shares            244
                                                          Burlington Shares         308
                                                          Minerals Shares           233

Mr. Hartough.........................................     Brink's Shares          1,191
                                                          Burlington Shares         803
                                                          Minerals Shares            21

Mr. Lennon...........................................     Brink's Shares            958
                                                          Burlington Shares         561
                                                          Minerals Shares           946

Mr. Reed.............................................     Brink's Shares            509
                                                          Burlington Shares         257
                                                          Minerals Shares           454

    Non-employee directors do not participate in the Company's 1994 Employee Stock Purchase Plan.

(f) Includes shares, rounded to the nearest whole share, held by the trustee under the Company's Savings-Investment Plan at January 31, 1997, as follows:

Mr. Farrell..........................................     Brink's Shares          7,837
                                                          Burlington Shares       3,957
                                                          Minerals Shares         1,804

Mr. Hartough.........................................     Brink's Shares          2,722
                                                          Burlington Shares       1,371
                                                          Minerals Shares           677

Mr. Lennon...........................................     Brink's Shares          5,446
                                                          Burlington Shares       2,723
                                                          Minerals Shares         1,274

Mr. Marshall.........................................     Brink's Shares            418
                                                          Burlington Shares         221
                                                          Minerals Shares           118

Mr. Reed.............................................     Brink's Shares          1,853
                                                          Burlington Shares         930
                                                          Minerals Shares           443

Mr. Rogliano.........................................     Brink's Shares          2,821
                                                          Burlington Shares       1,411
                                                          Minerals Shares           680

    Non-employee   directors  do   not  participate  in  the  Company's Savings-
    Investment Plan.

(g) Includes 1,000 Brink's Shares, 500 Burlington Shares and 400 Minerals Shares held by Mr. Hartough's daughters, for which he is custodian.

(h) Includes 1,250 Minerals shares held by Mr. Reed's son, for which he is custodian.

(i) Mr. Rogliano shares voting power with his spouse with respect to 4,000 Brink's Shares, 2,000 Burlington Shares and 9,000 Minerals shares.

(j) See notes (a) through (i) above. The total number represents approximately 1.27% of the Company's outstanding Brink's Stock, 2.8% of the Company's outstanding Burlington Stock and 2.7% of the Company's outstanding Minerals Stock at January 31, 1997.

     The following table sets forth the only persons known to the Company to be deemed a beneficial owner of more than five percent of any class of the Company's outstanding Common Stock at December 31, 1996:

                                                                      SHARES
                  NAME AND ADDRESS OF                              BENEFICIALLY                PERCENT
                   BENEFICIAL OWNER                                    OWNED                   OF CLASS
-------------------------------------------------------   -------------------------------      --------
The Chase Manhattan Bank (National
  Association), as Trustee under
  The Pittston Company Employee
  Benefits Trust Agreement                                Brink's Stock         3,250,555(a)      7.87%
    Chase Metrotech Center                                Burlington Stock      1,340,139(a)      6.47%
    Brooklyn, NY 11245.................................   Minerals Stock          500,456(a)      5.95%

FMR Corp.
  Edward C. Johnson 3d
  Abigail P. Johnson
  Fidelity Management & Research Company
  Fidelity Low-Priced Stock Fund
  82 Devonshire Street                                    Brink's Stock         2,232,300(b)      5.37%
  Boston, MA 02109-3614................................   Burlington Stock      2,420,667(c)     11.68%

Lazard Freres & Co. LLC
  30 Rockefeller Plaza
  New York, NY 10020...................................   Burlington Stock      1,390,772(d)       6.7%

R.B. Haave Associates, Inc.
  36 Grove Street
  New Canaan, CT 06840.................................   Minerals Stock          522,600(e)      6.69%

National Rural Electric Cooperative Association
  4301 Wilson Boulevard
  Arlington, VA 22203..................................   Minerals Stock          675,880(f)       8.9%

Norwest Corporation
  Norwest Center
  Sixth and Marquette
  Minneapolis, MN 55479-1026

Norwest Bank Colorado, Inc.
  1740 Broadway
  Denver, CO 80274-8677................................   Minerals Stock          664,122(g)       7.9%

The Prudential Insurance Company of America
  751 Broad Street
  Newark, NJ 07102-3777................................   Burlington Stock      1,358,200(h)      6.56%

Tiger Management L.L.C.
Tiger Performance L.L.C.
Panther Partners, L.P.
Panther Management Company, L.P.
Julian H. Robertson, Jr.
  101 Park Avenue
  New York, NY 10178...................................   Brink's Stock         4,352,900(i)      10.5%

Wellington Management Company, LLP
  75 State Street
  Boston, MA 02109.....................................   Burlington Stock      1,621,590(j)      7.83%

------------

 (a) According to a report on Schedule 13D, dated December 7, 1992, filed with the Securities and Exchange Commission, The Chase Manhattan Bank (National Association), as Trustee (the 'Trustee') under The Pittston Company Employee Benefits Trust Agreement, as amended (the 'Trust Agreement'), has shared voting power and shared dispositive power over the shares. The Company and the Trustee entered into the Trust Agreement and created The Pittston Company Employee Benefits Trust in December 1992 to provide for the satisfaction of certain obligations of the Company and its affiliates under various employee benefit plans of the Company, particularly those providing for the acquisition by employees of shares of Common Stock. The Trust Agreement provides that shares held by the Trustee shall be voted in the same proportion and manner as shares of Common Stock held in accounts of participants in the Company's Savings-Investment Plan (the 'SIP') and also provides for a similar procedure in the case of a tender or exchange offer for shares of Common Stock. Such participants direct the voting or tender of shares held in their SIP accounts. In the report the Trustee disclaimed beneficial ownership.

 (b) According to a report on Schedule 13G dated February 14, 1997, filed with the Securities and Exchange Commission by FMR Corp. on behalf of itself; Edward C. Johnson 3d, Chairman of FMR Corp.; Abigail P. Johnson, a Director of FMR Corp.; and FMR Corp.'s direct subsidiary, Fidelity Management & Research Company, an investment adviser registered under the Investment Advisers Act of 1940, FMR Corp. had through such entities sole voting power over 2,700 shares of Brink's Stock, shared voting power over no shares of Brink's Stock, sole dispositive power over 2,232,300 shares of Brink's Stock and shared dispositive power over no shares of Brink's Stock.

 (c) According to a report on Schedule 13G dated February 14, 1997, filed with the Securities and Exchange Commission by FMR Corp. on behalf of itself; Edward C. Johnson 3d, Chairman of FMR Corp.; Abigail P. Johnson, a Director of FMR Corp.; FMR Corp.'s direct subsidiary, Fidelity Management & Research Company, an investment adviser registered under the Investment Advisers Act of 1940; and Fidelity Low-Priced Stock Fund, FMR Corp. had through such entities sole voting power over 58,667 shares of Burlington Stock, shared voting power over no shares of Burlington Stock, sole dispositive power over 2,420,667 shares of Burlington Stock and shared dispositive power over no shares of Burlington Stock. According to such report, the interest of Fidelity Low-Priced Stock Fund in Burlington Stock amounted to 1,146,600 shares, or 5.53% of the total outstanding Burlington Stock at December 31, 1996.

 (d) According to a report on Schedule 13G dated February 14, 1997, filed with the Securities and Exchange Commission by Lazard Freres & Co., LLC, a New York limited liability company and an investment adviser registered under the Investment Advisers Act of 1940, Lazard Freres & Co. LLC had sole voting power over 1,285,122 shares of Burlington Stock, shared voting power over no shares of Burlington Stock, sole dispositive power over 1,390,772 shares of Burlington Stock and shared dispositive power over no shares of Burlington Stock.

 (e) According to a report on Schedule 13G dated March 4, 1997, filed with the Securities and Exchange Commission by R.B. Haave Associates, Inc., an investment adviser registered under section 203 of the Investment Advisers Act of 1940, R.B. Haave Associates, Inc. had sole voting power over 562,600 shares of Minerals Stock, shared voting power over no shares of Minerals Stock, sole dispositive power over 562,600 shares of Minerals Stock and shared dispositive power over no shares of Minerals Stock.

 (f) According to a report on Schedule 13G dated February 13, 1997, filed with the Securities and Exchange Commission by the National Rural Electric Cooperative Association, an employee benefit plan, pension fund which is subject to the provisions of the Employee Retirement Income Security Act of 1974 or endowment fund, the National Rural Electric Cooperative Association had sole voting power over 675,880 shares of Minerals Stock, shared voting power over no shares of Minerals Stock, sole dispositive power over 675,880 shares of Minerals Stock and shared dispositive power over no shares of Minerals Stock.

 (g) According to a report on Schedule 13G dated January 25, 1996, filed with the Securities and Exchange Commission by Norwest Corporation on behalf of itself and its indirect subsidiary, Norwest Bank Colorado, Inc., Norwest Corporation had through such subsidiary sole voting power over 593,902 shares of Minerals Stock, shared voting power over 60 shares of Minerals Stock, sole dispositive power over 1,663,962 shares of Minerals Stock and shared dispositive power over no shares of Minerals Stock. In the report Norwest Corporation and its subsidiary disclaimed beneficial ownership.

 (h) According to a report on Schedule 13G dated February 10, 1997, filed with the Securities and Exchange Commission by The Prudential Insurance Company of America, a mutual insurance company organized under the laws of the State of New Jersey, The Prudential Insurance Company of America had sole voting power over 803,850 shares of Burlington Stock, shared voting power over 545,050 shares of Burlington Stock, sole dispositive power over 803,850 shares of Burlington Stock and shared dispositive power over 554,350 shares of Burlington Stock. In the report The Prudential Insurance Company of America disclaimed beneficial ownership.

 (i) According to a report on Schedule 13G dated February 12, 1997, filed with the Securities and Exchange Commission by Julian H. Robertson, Jr., as the ultimate controlling person of Tiger Management L.L.C., Tiger Performance L.L.C., Panther Partners, L.P. and Panther Management Company, L.P., Julian
     H. Robertson, Jr., had sole voting power over no shares of Brink's Stock, shared voting power over 4,352,900 shares of Brink's Stock, sole dispositive power over no shares of Brink's Stock and shared dispositive power over 4,352,900 shares of Brink's Stock.

 (j) According to a report on Schedule 13G dated February 13, 1997, filed with the Securities and Exchange Commission by Wellington Management Company, LLP, a parent holding company and an investment adviser registered under the Investment Advisers Act of 1940, Wellington Management Company, LLP, had sole voting power over no shares of Burlington Stock, shared voting power over 872,490 shares of Burlington Stock, sole dispositive power over no shares of Burlington Stock and shared dispositive power over 1,621,590 shares of Burlington Stock.

                PROPOSAL NO. 2  --  APPROVAL OF THE SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has, subject to shareholder approval, selected KPMG Peat Marwick LLP as the Company's independent public accountants for the year 1997 and recommends approval of such selection by the shareholders. KPMG Peat Marwick LLP served in this capacity for the year 1996. One or more representatives of KPMG Peat Marwick LLP are expected to attend the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD

                THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE
                       FOR THE APPROVAL OF THE AUDITORS.

                            ------------------------

               PROPOSAL NO. 3  --  PROPOSAL TO APPROVE AMENDMENT
                  OF THE 1988 STOCK OPTION PLAN OF THE COMPANY

     Stock options have for many years been an important part of the Company's overall compensation program. The Board of Directors believes that options serve to attract, retain and motivate key employees and to enhance their incentive to perform at the highest level and contribute significantly to the Company's success by, among other things, encouraging such employees to take a longer term view in their decisions affecting the Company and by promoting employee stock ownership, thereby further aligning the interests of management and shareholders.

     At March 17, 1997, a total of 1,722,543 shares of Brink's Stock, 1,908,091 shares of Burlington Stock and 554,297 shares of Minerals Stock are issuable pursuant to outstanding options granted under the Company's 1985 and 1988 Stock Option Plans. No further options may be granted under the 1979 and 1985 Plans, and only 697,473 shares of Brink's Stock, 124,430 shares of Burlington Stock and 32,982 shares of Minerals Stock remain available for grant under the 1988 Plan.

     In these circumstances and having regard to long-standing employee compensation practices of other major corporations, the Board of Directors has after careful review concluded that it is in the best interest of the Company and its shareholders to amend the 1988 Stock Option Plan (the '1988 Plan') to increase the maximum number of shares of Common Stock which may be issued pursuant to options granted under the 1988 Plan to 1,000,000 shares of Brink's Stock, 1,000,000 shares of Burlington Stock and 250,000 shares of Minerals Stock plus, in each case, the number of shares of Brink's Stock, Burlington Stock or Minerals Stock, as the case may be, issuable pursuant to options outstanding on March 17, 1997. In addition, the proposed amendment extends the term of the 1988 Plan for an additional ten years to 2008, expands the definition of change in control, permits retirees to continue to vest in unvested options for the three-year period following retirement based on the vesting schedule in effect at retirement, provides for full vesting of outstanding options in the event of death during employment or within three years following retirement and changes the description of the committee administering the plan to comply with the new Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the 'Act'). Accordingly, at a meeting held on March 14, 1997, the Board adopted the amendment to the 1988 Plan set forth in Exhibit A to this Proxy Statement, subject to approval of the amendment by the shareholders of the Company.

     Summary of 1988 Plan. The Company's shareholders approved the 1988 Plan at their 1988 Annual Meeting and approved amendments to the 1988 Plan at the 1992, 1993 and 1994 annual meetings and at a Special Meeting in 1996. The 1988 Plan is administered by the Compensation and Benefits Committee (the 'Committee') of the Board of Directors. All members of the Committee must be non-employee directors and none of them are eligible to participate in the 1988 Plan. The proposed amendment provides that members of the Committee must satisfy the requirements for a non-employee director pursuant to Rule 16b-3(b)(3) under the Act. The Committee is authorized to determine the employees, including officers, to whom options are granted. Each option granted is on such terms and conditions consistent with the 1988 Plan as the Committee may determine. Authority to grant options to employees who are not officers may be delegated by the Board to one or more officers of the Company.

     Option grants are made only to persons who are officers or salaried employees of the Company or a subsidiary of the Company or who have agreed in writing to become officers or salaried employees within not more than 30 days following the date of the option grant. Options under the 1988 Plan have been granted to all five of the Company's most highly compensated executive officers, such officers having received Brink's, Burlington and Minerals options.

     At March 17, 1997, 1,686,633 shares of Brink's Stock, 1,878,778 shares of Burlington Stock and 539,219 shares of Minerals Stock were issuable pursuant to options outstanding under the 1988 Plan. The proposed amendment will authorize the issuance of an additional 1,000,000 shares of Brink's Stock, 1,000,000 shares of Burlington Stock and 250,000 shares of Minerals Stock pursuant to options to be granted under the Plan. The maximum number is subject to adjustment in case of stock splits and various corporate changes. The per share fair market values of the Company's Common Stock on March 17, 1997, were approximately $26.06 for Brink's Stock, $19.69 for Burlington Stock and $14.69 for Minerals Stock.

     The 1988 Plan limits the number of options that may be granted in any calendar year to any single participant to options to purchase no more than 167,000 shares of Brink's Stock, 83,000 shares of Burlington Stock and 200,000 shares of Minerals Stock.

     The Board of Directors may at any time terminate or from time to time amend, modify or suspend the 1988 Plan, except that no such amendment or modification without the approval of shareholders shall (a) increase the maximum number of shares which may be purchased pursuant to options granted under the Plan, (b) permit the granting of options at an option price less than 100% of the fair market value of the underlying Common Stock on the date the option is granted, (c) permit the exercise of an option unless arrangements are made to ensure full payment of the option price upon or prior to delivery of the shares or (d) as provided in the amendment, extend beyond May 11, 2008, the period during which options may be granted.

     The option price of shares covered by options granted under the 1988 Plan may not be less than the fair market value at the time the option is granted. The option price must be paid in full in cash or cash equivalent at the time of purchase or prior to delivery of the shares in accordance with cash payment arrangements acceptable to the Committee. If the Committee so determines, the option price may also be paid in shares of the Company's Common Stock already owned by the optionee. The Committee has discretion to determine the time or times when options become exercisable, within the limits set forth in the 1988 Plan. All options granted under the 1988 Plan will, however, become fully exercisable if there is a change in control (as redefined in the proposed amendment to the 1988 Plan) of the Company.

     No option is transferable by the optionee otherwise than by will or by the laws of descent or distribution, and during an optionee's lifetime is exercisable only by the optionee or the optionee's duly appointed legal representative.

     Each option granted under the 1988 Plan constitutes either an incentive stock option, intended to qualify under Section 422 of the Code, or a nonqualified stock option, not intended to qualify under Section 422, as determined in each case by the Committee. Each incentive stock option terminates not later than 10 years from the date of grant and each nonqualified option expires not later than 10 years and two days from the date of grant. In view of the provisions of federal income tax laws now in effect, the Company has never granted incentive stock options under the 1988 Plan.

     The Committee may grant a stock appreciation right (a 'Stock Appreciation Right') in connection with any option granted under the 1988 Plan. Any such Stock Appreciation Right will provide that the Company, at the election of the optionee and subject to specified conditions, will purchase all or any part of such option to the extent exercisable at the date of such election, for an amount (in the form of cash, shares of the Company's Common Stock, or any combination thereof, as the Committee in its discretion determines) equal to the excess of the fair market value of the shares covered by the option or part thereof so purchased over the option price of such shares. Shares covered by any option so purchased are not available for grant of further options. No options containing Stock Appreciation Rights are currently outstanding under the 1988 Plan.

     The Committee may grant a limited right (a 'Limited Right') in connection with any option granted under the 1988 Plan. A Limited Right is exercisable only for a limited period in the event of a tender offer, exchange offer or series of purchases or other acquisitions, or any combination of such transactions, for shares of the Company's Common Stock where shares of Common Stock representing 30% or more of the total voting power in the election of directors of the Company of all classes of Common Stock are acquired. A Limited Right provides that the Company will, at the election of the optionee and subject to specified conditions, purchase all or any part of the option to which the Limited Right relates for an amount equal to the excess of the highest price paid pursuant to the offer over the option price of such shares. Payment upon exercise of a Limited Right will be entirely in cash. Shares covered by any option as to which a Limited Right is exercised are not available for grant of further options.

     If an optionee ceases to be an employee of the Company or one of its subsidiaries for any reason other than death or retirement under a pension plan sponsored by the Company, any option, Stock Appreciation Right or Limited Right to the extent then exercisable may be exercised under the current terms of the 1988 Plan, within three months after cessation of employment, or in the case of a Limited Right not later than the expiration date of such Right. The proposed amendment provides that if and when an optionee ceases to be an employee by reason of the optionee's early, normal or late retirement under a pension plan sponsored by the Company, an optionee's options shall be terminated except that
(a) any Stock Appreciation Right or Limited Right to the extent then exercisable may be exercised within three months after such retirement, but not later than the termination date of the option or in the case of a Limited Right not later than the expiration date of such Right, (b) any option to the extent then exercisable may, unless it provides otherwise, be exercised within three years after such retirement, but not later than the termination date of the option, unless within 45 days after such retirement the Committee determines, in its discretion, that such option may be exercised only within a period of shorter duration (not less than three months following notice of such determination to the optionee) to be specified by the Committee and (c) any unvested installment of such option which is scheduled to become exercisable within three years after the retiree's date of retirement, may (unless the Committee determines that such option may be exercised only within a shorter period as described in (b) above) be exercised after the date on which such installment would become exercisable as if the retiree had continued to be an employee until such date, provided, however, that no option may be exercised after the earlier of (i) three years and three months after the employee's retirement or (ii) the termination date of the option.

     The proposed amendment provides that if an optionee shall die while an employee or within three years of his retirement (a) all of the optionee's Stock Appreciation Rights or Limited Rights shall be terminated and (b) any outstanding option that would become exercisable within three years of his or her retirement shall become fully vested and may be exercised within one year after the date of such death, but not later than the termination date of the option, by the person designated in the optionee's last will and testament or, if none, by the legal representative of the optionee's estate.

     In no case may an option or related Stock Appreciation Right or Limited Right be exercised following the termination date of the option.

     The Company may establish procedures for ensuring payment or withholding of income or other taxes in connection with the issuance of shares under options. Such procedures may include provision for such payment or withholding by retention of shares otherwise issuable to the optionee.

     The options and shares authorized by this Plan have been registered under the Securities Act of 1933.

     Federal Tax Consequences of the Plan. Under present federal income tax laws, options under the 1988 Plan have the following consequences:

          (1) Upon the granting of an option under the 1988 Plan, the optionee will have no taxable income and the Company will have no tax deduction.

          (2) Upon exercise of a nonqualified option, the optionee will realize ordinary taxable income in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock as to which the option is then being exercised over the option price of such shares. Gain or loss realized by an optionee on disposition of the shares will generally be capital gain or loss to the optionee and will not result in any additional tax consequences to the Company.

          (3) Exercise of an incentive stock option will not, by itself, result in the recognition of taxable income to the optionee or entitle the Company to a deduction at the time of such exercise. However, the excess of the fair market value of shares as to which the option is then being exercised over the option price on the date of exercise must be included as an adjustment in computing alternative minimum taxable income. The optionee will recognize capital gain or loss upon resale of the shares received upon such exercise, provided that the optionee held such shares for a least one year after the date of transfer to the optionee and for at least two years after the grant of the option. Generally, if the shares are not held for both of those periods, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of such exercise over the option price of such shares. The balance of any gain or any loss will be treated as a capital gain or loss to the optionee.

          (4) The exercise of a Stock Appreciation Right or Limited Right will result in the recognition of ordinary income by the optionee on the date of exercise in an amount equal to the amount of cash received plus, in the case of a Stock Appreciation Right, the fair market value on the date of any shares acquired pursuant to the exercise of such Right.

          (5) The Company will be allowed a deduction equal to the amount of ordinary income realized by the optionee at the time the optionee recognizes such income, provided applicable withholding requirements are satisfied.

          (6) Rights under the 1988 Plan conditioned on or accelerated by a change in control or ownership of the Company may, under federal income tax laws, result in 'parachute payments' which may be nondeductible by the Company and may subject the optionee to a 20% excise tax.

     Participation in the 1988 Plan. It is not possible to state which employees will be granted awards under the 1988 Plan in the future or the amount of options that may be awarded to a participant or the option price of any options because these matters will be determined by the Committee in the future in accordance with the Plan. For information concerning previous stock option awards to the Company's five most highly compensated executive officers under the 1988 Plan, see the information set forth under the captions 'Additional Information -- Executive Compensation' and 'Additional Information -- Stock Options'.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL
                OF THE AMENDMENT OF THE 1988 STOCK OPTION PLAN.

             PROPOSAL NO. 4 -- PROPOSAL TO APPROVE AMENDMENT OF THE
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     The purpose of the Non-Employee Directors' Stock Option Plan (the 'Plan') is to attract and retain the services of experienced independent directors by encouraging them to acquire a proprietary interest in the Company in the form of shares of its Common Stock. It is intended that this proprietary interest will provide these directors with additional incentive to further the best interests of the Company and its shareholders.

     At March 17, 1997, a total of 95,879 shares of Brink's Stock, 113,164 shares of Burlington Stock and 27,000 shares of Minerals Stock are issuable pursuant to outstanding options granted under the Plan. Only 42,000 shares of Brink's Stock, 21,000 shares of Burlington Stock and 8,400 shares of Minerals Stock remain available for grant under the Plan.

     In these circumstances and having regard to long-standing director compensation practices of other major corporations, the Board of Directors has after careful review concluded that it is in the best interest of the Company and its shareholders to amend the Plan to increase the maximum number of shares of Common Stock which may be issued pursuant to options granted under the Plan to 100,000 shares of Brink's Stock, 50,000 shares of Burlington Stock and 20,000 shares of Minerals Stock plus, in each case, the number of shares of Brink's Stock, Burlington Stock, or Minerals Stock, as the case may be, issuable pursuant to options outstanding on March 17, 1997. In addition, the proposed amendment extends the term of the Plan for an additional ten years to 2008, provides for the transferability of nonqualified options to immediate family members (or trusts for such individuals), permits directors who retire and receive benefits under the Directors' Stock Accumulation Plan to continue to vest in outstanding options during the six-month period following retirement and provides for full vesting of outstanding options in the event of death during employment or within six months following retirement. Acordingly, at a meeting held on March 14, 1997, the Board adopted the amendment to the Plan set forth in Exhibit B to this Proxy Statement, subject to approval of the amendment by the shareholders of the Company.

     Summary of the Plan. The shareholders approved the Plan at their 1988 Annual Meeting and approved amendments to the Plan at the 1992 Annual Meeting and at a Special Meeting in 1996. The Plan is administered by the Board. Option grants are made only to directors (each a 'Non-Employee Director') of the Company who are not also employees of the Company or a subsidiary of the Company. Options are granted under the Plan to Non-Employee Directors in consideration of their continued service.

     Options under the Plan have been granted to nine Non-Employee Directors. At March 17, 1997, 95,879 shares of Brink's Stock, 113,164 shares of Burlington
Stock and 27,000 shares of Minerals Stock were issuable pursuant to options outstanding under the Plan. The proposed amendment will authorize the issuance of an additional 100,000 shares of Brink's Stock, 50,000 shares of Burlington Stock and 20,000 shares of Minerals Stock pursuant to options to be granted under the Plan. The maximum number is subject to adjustment in case of stock splits and various corporate changes. The per share fair market values of the Company's Common Stock on March 17, 1997, were approximately $26.06 for Brink's Stock, $19.69 for Burlington Stock and $14.69 for Minerals Stock.

     The Board may at any time terminate or from time to time amend, modify or suspend the Plan, except that no such amendment or modification without the approval of shareholders shall (a) increase the maximum number of shares which may be issued (i) to any one Non-Employee Director or (ii) pursuant to all options granted under the Plan, (b) permit the granting of options at an option price less than 100% of the fair market value of the Company's Common Stock on the date the option is granted, (c) permit the exercise of an option unless arrangements are made to ensure full payment of the option price at the time of exercise or (d) as provided in the amendment, extend beyond May 11, 2008, the period during which options may be granted.

     As provided in the Plan, each Non-Employee Director elected as a member of the Board is automatically granted an option for 10,000 shares of Brink's Stock, 5,000 shares of Burlington Stock and 2,000 shares of Minerals Stock on the first business day after he or she is first elected a director by the shareholders or the Board. Each such option is exercisable immediately as to one third of the shares and as to an additional one third on the first and second anniversaries of the grant date. In addition, an automatic grant of an option for 1,000 shares of Brink's Stock, 500 shares of Burlington Stock and 200 shares of Minerals Stock will be made to each Non-Employee Director on July 1 of each year so long as the Plan remains in effect. Each such option will become exercisable six months from the date of grant.

     The option price of shares covered by options granted under the Plan may not be less than the fair market value at the time the option is granted and must be paid in full at the time an option is exercised. Such payment must be made in cash or cash equivalent at the time of purchase. The option price may also be paid in shares of the Company's Common Stock already owned by the Non-Employee Director.

     Except as set forth in the proposed amendment, no option is transferable by the Non-Employee Director otherwise than by will or by the laws of descent or distribution and is exercisable during a Non-Employee Director's lifetime only by the Non-Employee Director or a duly appointed legal representative. The proposed amendment provides that, in the sole discretion of the Board, an option may be transferable to immediate family members (or to trusts therefor) of an optionee.

     Each option granted under the Plan constitutes a nonqualified stock option under the Internal Revenue Code. Each option terminates not later than ten years from the date of grant.

     In the case of a Non-Employee Director who ceases to serve as such for any reason other than voluntary resignation or failure to stand for reelection notwithstanding an invitation to continue to serve as a Non-Employee Director and who is entitled to receive a distribution under the Directors' Stock Accumulation Plan, the Non-Employee Director's options to the extent exercisable at the date of ceasing to serve may be exercised within three years after such date and, as provided in the amendment, any option that is not yet exercisable at the date of such cessation may be exercised on or after the date on which it would become exercisable had the optionee continued to serve as a Non-Employee Director until such date; provided, however, that no option may be exercised after the earlier of (i) three years after the optionee's cessation of service as a Non-Employee Director or (ii) the termination date of the option.

     In the case of death while serving as a Non-Employee Director or, as provided in the amendment, within six months of ceasing to serve, under the circumstances set forth in the preceding paragraph, as a Non-Employee Director, all of the Non-Employee Director's outstanding options shall be fully vested and may be exercised within one year after such date by the Non-Employee Director's estate or by a person designated by will. Except as covered by the preceding sentence, in the case of death of a Non-Employee Director after ceasing to serve as such, the Non-Employee Director's option to the extent exercisable at the date of ceasing to serve may be exercised within one year after the date of death by the estate or by a person designated by will.

     In the case of any other Non-Employee Director who ceases to serve as such, the Non-Employee Director's option to the extent then exercisable may be exercised within one year after ceasing to serve.

     In no case may an option be exercised following the termination date of the option.

     Nothing in the Plan gives any Non-Employee Director any right to be retained in the Company's service or limits the Board's power to adopt additional compensation arrangements for Company directors or to change arrangements in effect at any time, including those described above in this Proxy Statement.

     The options and shares authorized by this Plan have been registered under the Securities Act of 1933.

     Federal Tax Consequences of the Plan. Under present Federal income tax laws, options under the Plan have the following consequences:

          (1) Upon the granting of an option under the Plan, the Non-Employee Director has no taxable income and the Company has no tax deduction.

          (2) Upon exercise of the option, the Non-Employee Director realizes ordinary taxable income, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock at the time of exercise over the option price of such shares. Gain or loss realized by a Non-Employee Director on disposition of the shares is generally capital gain or loss to the Director and does not result in any additional tax consequences to the Company.

          (3) The Company is allowed a deduction equal to the amount of ordinary income realized by the Non-Employee Director at the time the Director recognizes such income.

     Participation  in  the  Plan.  The  following  table  sets  forth   certain
information with respect to stock options that will be granted pursuant to the Plan during fiscal year 1997 to all Non-Employee Directors as a group.

                             AMENDED PLAN BENEFITS
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                                                                  NUMBER OF SECURITIES
                                                                               UNDERLYING OPTIONS GRANTED
                                                                               --------------------------
All Non-Employee Directors as a Group
     Brink's................................................................              9,000
     Burlington.............................................................              4,500
     Minerals...............................................................              1,800

RECOMMENDATION OF THE BOARD

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
                 VOTE FOR THE APPROVAL OF THE AMENDMENT OF THE
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.

                            ------------------------

               PROPOSAL NO. 5  --  PROPOSAL TO APPROVE AMENDMENT
            OF THE 1994 EMPLOYEE STOCK PURCHASE PLAN OF THE COMPANY

     In July, 1994 the Board of Directors of the Company (the 'Board') adopted the 1994 Employee Stock Purchase Plan of The Pittston Company (the 'Plan'), which was approved by shareholders at the Company's 1994 annual meeting of shareholders. Under the terms of the Plan as it presently exists, the Plan is scheduled to terminate on June 30, 1997. The Board of Directors believes that it is important and in the best interests of the Company and its shareholders to encourage employee investment in the Common Stock of the Company at a discount through regular payroll deductions and thereby encourage a proprietary interest in the Company. Accordingly, at a meeting held on March 14, 1997, the Board adopted, subject to approval of shareholders, an amendment to the Plan which would extend its effectiveness until June 30, 2002. The text of the amendment is set forth in Exhibit C to this Proxy Statement. Set forth below is a summary of the Plan as it is proposed to be amended. The amendment will have no effect on the Plan other than to extend its termination date. In particular, approval of the amendment will not result in any increase in the total number of shares that may be sold under the Plan.

     Shares Issuable. A total of 750,000 shares of Pittston Brink's Group Common Stock ('Brink's Shares'), 375,000 shares of Pittston Burlington Common Stock ('Burlington Shares') and 250,000 shares of Pittston Minerals Group Common Stock ('Minerals Shares') may be sold under the Plan. It remains the Company's present intention that such shares will be distributed from presently outstanding shares held by The Pittston Company Employee Benefits Trust. As of March 6, 1997, a total of 128,260 Brink's Shares, 74,174 Burlington Shares and 85,855 Minerals Shares had been issued under the Plan, leaving 621,740, 300,826 and 164,145 shares of Brink's Shares, Burlington Shares and Minerals Shares, respectively, still available for issuance under the Plan.

     Terms and Conditions. The Plan is intended to qualify as an 'employee stock purchase plan' pursuant to Section 423 of the Code. The offering periods of the Plan have a duration of six months, commencing on July 1 and January 1 of each year and ending June 30, 2002 unless the shareholders approve a further extension of such termination date. The Plan is administered by a committee designated by the Board (the 'Committee'). The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it deems advisable, including restrictions on resale of the shares sold pursuant to the Plan. The Committee has adopted a restriction that shares must be held for a period of six months after their purchase prior to any resale. It is the Committee's intention to maintain such restriction should the shareholders approve the extension which is the subject of the amendment to the Plan. Any determinations of and all related orders or resolutions by the Committee or the Board, pursuant to the provisions of the Plan, are final, conclusive and binding on all persons.

     In general, each employee of the Company and any designated subsidiary ('Subsidiary') is eligible to participate in the Plan if he or she was hired at least six months prior to the commencement of an offering period and if he or she is customarily employed at least twenty hours per week and at least five months per calendar year; provided, however, that (i) an employee who is covered by a collective bargaining agreement shall only be eligible to participate if the collective bargaining unit representing such individual accepts the Plan on behalf of the employees in such unit and (ii) individuals holding 5% or more of the total combined voting power or value of all classes of Common Stock of the Company or of any Subsidiary (directly or upon the exercise of options) are not eligible to participate. An eligible employee may elect to participate by filing an enrollment form with the Committee, not less than ten business days prior to the commencement of an offering period, authorizing payroll deductions between 1% and 10% of the employee's compensation (but the right to purchase Common Stock under the Plan may not accrue at a rate that exceeds $15,000 in fair market value of Common Stock in any calendar year determined at the time or times such rights are granted) and allocating the percentage of these deductions to be used to purchase Brink's, Burlington and/or Minerals Shares (in integral multiples of 10%), at a price equal to 85% of the fair market value of such class of Common Stock, at the beginning or at the end of each offering period, whichever is less. No interest accrues on any such payroll deductions. A participant may generally reduce the rate of payroll deductions once during each offering period and shall automatically participate in each successive offering period until the time such participant elects to cease participation in the Plan.

     Participation in the Plan ends with respect to either or both classes of Common Stock upon notification of cessation of participation to the Company by the participant at any time up to the end of an offering period or automatically upon termination of employment with the Company. An employee may not transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than by will, and any such attempt shall be deemed to constitute cessation of participation in the Plan.

     The shares of Common stock (including the right to fractional shares) purchased on behalf of a participant are initially registered in the name of the custodian designated by the Company for the Plan accounts (the 'Nominee'). Stock certificates are not issued to participants for the Common Stock held on their behalf in the name of the Nominee, but all rights accruing to an owner of record of such Common Stock, including, without limitation, voting and tendering rights, belong to the participant for whose account such Common Stock is held. Notwithstanding the foregoing, a participant may elect, as of the first day of any calendar quarter, to have some or all of the full shares of any class of Common Stock previously purchased and registered in the name of the Nominee on his or her behalf registered in the name of such participant by giving written notification of such election to the Company, specifying the number of full shares (if fewer than all) to be registered in the name of such participant. In such case, the number of full shares of each class of Common Stock held by the Nominee on behalf of such participant and so specified in the participant's notice shall be transferred to and registered in the name of such participant as soon as administratively practicable.

     Adjustments Upon Changes in Capitalization; Corporate Transactions. In the event of any dividend payable in any class of Common Stock or any split or combination of any class of Common Stock, (a) the number of shares of such class which may be issued under the Plan shall be proportionately increased or decreased, as the case may be, (b) the number of shares of such class (including shares subject to rights to purchase which have not been exercised) thereafter deliverable shall be proportionately increased or decreased, as the case may be, and (c) the aggregate purchase price of such class shall not be changed. In the event of any other recapitalization, reorganization, extraordinary dividend or distribution or restructuring transaction (including any distribution of shares of stock of any Subsidiary or other property to holders of shares of any class of Common Stock) affecting any class of Common Stock, the number of shares of such class issuable under the Plan shall be subject to such adjustment as the Committee or the Board may deem appropriate, and the number of shares of such class thereafter deliverable (including shares subject to rights to purchase which have not been exercised) and/or the purchase price shall be subject to such adjustment as the Committee or the Board may deem appropriate. In the event of a merger or share exchange in which the Company will not survive as an independent, publicly owned corporation, or in the event of a consolidation or of a sale of all or substantially all of the Company's assets, provision shall be made for the protection and continuation of any outstanding rights to purchase by the substitution, on an equitable basis, of such shares of stock, other securities, cash, or any combination thereof, as shall be appropriate.

     Amendment and Termination of the Plan. The Board may at any time and from time to time amend, modify or terminate the Plan, but no such amendment or modification without the approval of the shareholders shall: (a) increase the maximum number of shares of any class of Common Stock which may be issued under the Plan; (b) permit the issuance of any shares of any class of Common Stock at a purchase price less than that provided in the Plan as approved by the shareholders; (c) extend the term of the Plan; or (d) cause the Plan to fail to meet the requirements of an 'employee stock purchase plan' under Section 423 of the Code.

     Federal Tax Consequences of the Plan. The Plan is intended to qualify as an 'employee stock purchase plan' under Section 423 of the Code. Pursuant to that provision, no income will be taxable to a participant until disposition of the shares purchased under the Plan. Upon the disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are disposed of more than two years after the first day of the offering period and more than one year after the date of purchase, or if the participant dies (at any time, regardless of the holding period), the participant will recognize ordinary income for the taxable year of the disposition or death equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price or (b) an amount equal to 15% of the fair market value of the shares at the beginning of the offering period. Any additional gain or loss will be treated as long-term capital gain or loss. If the shares are disposed of within two years of the first day of the offering period or within one year of the date of purchase, the participant will recognize ordinary income for the taxable year of the disposition generally equal to the excess of the fair market value of the shares on the date the shares were purchased over the purchase price. If the disposition is a sale, any change in the value of the shares after the date of purchase will be a capital gain or loss. The Company will not be entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a disposition of shares prior to the expiration of the holding period described above.

     The benefits or amounts that will be received by or allocated to participants cannot be determined at this time because virtually all employees will be eligible to participate with the benefit to each participant depending on the extent of his or her authorized payroll deduction, his or her election to purchase Brink's Shares, Burlington Shares and/or Minerals Shares and the future market prices of such Shares.

RECOMMENDATION OF THE BOARD

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE
                    FOR THE APPROVAL OF THE AMENDMENT OF THE
                       1994 EMPLOYEE STOCK PURCHASE PLAN.

                            ------------------------

                               OTHER INFORMATION

SHAREHOLDER PROPOSALS

     To nominate a director at the annual meeting, a shareholder must satisfy conditions specified in the Company's bylaws. A shareholder who wishes to suggest potential nominees to the Board of Directors for consideration should write to the Secretary of the Company, stating in detail the qualifications of such nominees for consideration by the Nominating Committee of the Board. The Company's bylaws also prescribe the procedures a shareholder must follow to bring other business before annual meetings. For a shareholder to nominate a director or directors at the 1998 annual meeting or bring other business (including any proposal intended for inclusion in the Company's proxy materials) before the 1998 annual meeting, notice must be given to the Secretary of the Company between October 1, 1997, and November 30, 1997. The notice must include a description of the proposed business, the reason for it, the complete text of any resolution and other specified matters.

     Any shareholder desiring a copy of the Company's bylaws will be furnished one without charge upon written request to the Secretary.

                                 OTHER MATTERS

     The cost of this solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies by telephone, telegram, in person or by other means. Arrangements also will be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to the beneficial owners of Brink's Stock, Burlington Stock and Minerals Stock held of record by such persons and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company has retained Kissel-Blake Inc. to perform various proxy advisory and solicitation services. The fee of Kissel-Blake Inc. in connection with the 1997 annual meeting is currently estimated to be approximately $14,000, plus reimbursement of out-of-pocket expenses.

                                                    AUSTIN F. REED
                                                    Secretary
March 28, 1997

                                                                       EXHIBIT A

                              THE PITTSTON COMPANY
                             1988 STOCK OPTION PLAN

                            STATEMENT OF AMENDMENTS
                             EFFECTIVE MAY 2, 1997

     1. The first sentence of Article II of the Plan is hereby amended, in its entirety, to read as follows:

          'Subject to the authority as described herein of the Board of Directors of the Company (the 'Board'), this Plan shall be administered by a committee (the 'Committee') designated by the Board, which shall be composed of at least three members of the Board, all of whom are non-employee directors within the meaning of Rule 16b-3(b)(3) issued under the Securities Exchange Act of 1934, as amended (the 'Act'), and satisfy the requirements for an outside director pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the 'Code'), and any regulations issued thereunder.'

     2. The second sentence of Section 2 of Article II of the Plan is hereby deleted in its entirety.

     3. The first sentence of Section 2 of Article IV of the Plan is hereby amended, in its entirety, to read as follows:

          'Subject to Section 3 of this Article IV, the maximum number of shares of Common Stock which may be issued pursuant to options exercised under this Plan shall be (a) in the case of Pittston Brink's Group Common Stock, 1,000,000 shares, (b) in the case of Pittston Burlington Group Common Stock, 1,000,000 shares, and (c) in the case of Pittston Minerals Group Common Stock, 250,000 shares, plus in each case the number of shares of each class of Common Stock issuable pursuant to options outstanding under this Plan on March 17, 1997.'

     4. Section 2 of Article IX of the Plan is hereby amended, in its entirety, to read as follows:

          'If and when an optionee shall cease to be an Employee by reason of the optionee's early, normal or late retirement under the Company's Pension-Retirement Plan or any pension plan sponsored by the Company or a Subsidiary, all of the optionee's options shall be terminated except that
     (a) any Stock Appreciation Right or Limited Right to the extent then exercisable may be exercised within three months after such retirement, but not later than the termination date of the option or in the case of a Limited Right not later than the expiration date of such Right, (b) any option to the extent then exercisable may, unless it provides otherwise, be exercised within three years after such retirement, but not later than the termination date of the option, unless within 45 days after such retirement the Committee determines, in its discretion, that such option may be exercised only within a period of shorter duration (not less than three months following notice of such determination to the optionee) to be specified by the Committee and (c) any unvested installment of any such option which is scheduled to become exercisable within three years of the retiree's date of retirement (unless within 45 days after such retirement the Committee determines, in its discretion, that such period shall be of shorter duration (not less than three months following notice of such determination to the optionee) to be specified by the Committee), may be exercised after the date on which such installment would become exercisable if the retiree had continued to be an Employee until such date, provided, however, that no option may be exercised after the earlier of (i) three years and three months after the Employee's retirement or (ii) the termination date of the option.'

     5. Section 3 of Article IX of the Plan is hereby amended, in its entirety, to read as follows:

          'If an optionee shall die while an Employee or within three years of his or her retirement (as defined in Section 2 of this Article IX) (a) all of the optionee's Stock Appreciation Rights or Limited Rights shall be terminated and (b) any outstanding option that would have become exercisable within three years of his or her retirement shall become fully vested and may be exercised within one year after the date of such death, but not later than the termination date of the option, by the person designated in the optionee's last will and testament or, if none, by the legal representative of the optionee's estate.'

     6. The first sentence of Section 1 of Article XI of the Plan is hereby amended, in its entirety, to read as follows:

          'The Board may terminate this Plan at any time, but this Plan shall in any event terminate on May 11, 2008, and no options may thereafter be granted, unless the shareholders shall have approved its extension.'

     7. Section 2(d) of Article XI of the Plan is hereby amended, in its entirety, to read as follows:

          '(d) extend beyond May 11, 2008, the period during which option grants may be made.'

     8. The definition of 'Change in Control' in Article XII is hereby amended, in its entirety, to read as follows:

          'Change in Control: A `Change in Control' shall be deemed to occur (1) upon the approval of the shareholders of the Company (or if such approval is not required, the approval of the Board) of (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the shares of all classes of the Company's Common Stock would be converted into cash, securities or other property other than a consolidation or merger in which holders of the total voting power in the election of directors of the Company of all classes of Common Stock outstanding (exclusive of shares held by the Company's affiliates) (the 'Total Voting Power') immediately prior to the consolidation or merger will have the same proportionate ownership of the total voting power in the election of directors of the surviving corporation immediately after the consolidation or merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions) of all or substantially all the assets of the Company, (2) when any 'person' (as defined in Section 13(d) of the Act) other than the Company, its affiliates or an employee benefit plan or trust maintained by the Company or its affiliates, shall become the 'beneficial owner' (as defined in Rule 13d-3 under the Act), directly or indirectly, of more than 20% of the Total Voting Power, or (3) if at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board shall cease for any reason to constitute at least a majority thereof, unless the election by the Company's shareholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two-year period.'

     9. The definition of 'Disinterested Persons' in Article XII of the Plan is hereby deleted, in its entirety.

                                                                       EXHIBIT B

                              THE PITTSTON COMPANY
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            STATEMENT OF AMENDMENTS
                             EFFECTIVE MAY 2, 1997

     1. Section 2 of Article III is hereby amended, in its entirety, to read as follows:

          'Subject to the provisions of Section 4 of this Article III, the maximum number of shares of Common Stock which may be issued pursuant to options granted under this Plan shall be (a) in the case of Pittston Brink's Group Common Stock, 100,000 shares, (b) in the case of Pittston Burlington Group Common Stock, 50,000 shares, and (c) in the case of Pittston Minerals Group Common Stock, 20,000 shares, plus in each case the number of shares of each class of Common Stock issuable pursuant to options outstanding under this Plan on March 17, 1997.

     2. Article V of the Plan is hereby amended to insert immediately prior to the period at the end thereof, the following:

          '; provided, however, that, in the sole discretion of the Board, an option may be transferable to immediate family members (or to trusts therefor) of an optionee granted such option on such terms and conditions as the Board shall determine. For the purposes of this provision, an optionee's 'immediate family' shall mean the optionee's spouse, children and grandchildren (including stepchildren).'

     3. Section 1 of Article VII of the Plan is hereby amended, in its entirety, to read as follows:

          'In the case of a Non-Employee Director who ceases to serve as such for any reason other than voluntary resignation (excluding retirement) or failure to stand for reelection notwithstanding an invitation to continue to serve as a Non-Employee Director and is entitled to receive a distribution from The Pittston Company Directors' Stock Accumulation Plan,
     (a) any option to the extent exercisable at the date of ceasing so to serve may be exercised, and (b) any option that is not yet exercisable at the date of such cessation may be exercised on or after the date on which it would become exercisable had the optionee continued to serve as a Non-Employee Director until such date; provided, however, that no option may be exercised after the earlier of (i) three years after the optionee's cessation of service as a Non-Employee Director or (ii) the termination date of the option.'

     4. Section 2 of Article VII of the Plan is hereby amended, in its entirety, to read as follows:

          'In the case of a Non-Employee Director who dies while serving as such or within six months of his or her cessation of service as a Non-Employee Director (under the circumstances described in Section 1 of this Article
     VII), all the Non-Employee Director's outstanding options shall be fully vested and may be exercised within one year after the date of such death, but not later than the termination date of the option, by the person designated in the optionee's last will and testament or, if none, by the legal representative of the optionee's estate.'

     5. Section 3 of Article VII of the Plan is hereby amended, in its entirety, to read as follows:

          'In the case of a Non-Employee Director (other than one to whom Section 2 of this Article VII applies) who dies after ceasing to serve as such, all the Non-Employee Director's options shall be terminated except that any option to the extent exercisable by the Non-Employee Director at the date of ceasing so to serve may be exercised within one year after the date of death, but not later than the termination date of the option, by the Non-Employee Director's estate or by the person designated in the Non-Employee Director's estate or by the person designated in the Non-Employee Director's last will and testament.'

     6. The first sentence of Section 1 of Article IX of the Plan is hereby amended, in its entirety, to read as follows:

          'The Board may terminate this Plan at any time, but this Plan shall in any event terminate on May 11, 2008, and no options may thereafter be granted, unless the shareholders shall have approved its extension.'

     7. Section 2(d) of Article IX of the Plan is hereby amended, in its entirety, to read as follows:

          '(d) extend beyond May 11, 2008, the period during which options may be granted.'

                                                                       EXHIBIT C

                              THE PITTSTON COMPANY
                       1994 EMPLOYEE STOCK PURCHASE PLAN
                             STATEMENT OF AMENDMENT
                             EFFECTIVE MAY 2, 1997

     The first sentence of Section 1 of Article X is hereby amended, in its entirety, to read as follows:

          'The Plan became effective as of July 1, 1995, and shall terminate on June 30, 2002, unless the shareholders theretofore have approved an extension of such termination date.'

                                    Appendix 1
                                    Proxy Card

                                     [Logo]

P             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R             FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 2, 1997
O
X             The undersigned hereby appoints Joseph C. Farrell, James B. Hartough and Austin F. Reed and each of
Y             them  as proxies,  with full  power of  substitution, to  vote all  shares of  common stock  of the undersigned in The Pittston  Company at the  Annual Meeting of  Shareholders to be  held on May  2,
              1997,  at 1:00 p.m., Eastern Daylight  Time, and at any adjournment  thereof, on all matters coming before the meeting. The  proxies will vote: (1)  as the undersigned specifies  on the back of  this card;  (2) as the Board of Directors recommends where  the undersigned does not specify a vote on a matter listed  on the  back of  this card;  and (3)  as the  proxies decide  on any  other  matter.

              IF  REGISTRATIONS ARE NOT IDENTICAL, YOU  MAY RECEIVE MORE THAN ONE  SET OF PROXY MATERIALS. PLEASE
              COMPLETE AND RETURN  ALL CARDS YOU  RECEIVE. IF YOU  WISH TO VOTE  ON ALL MATTERS  AS THE BOARD  OF
              DIRECTORS  RECOMMENDS,  PLEASE SIGN,  DATE AND  RETURN  THIS CARD.  IF YOU  WISH  TO VOTE  ON ITEMS
              INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.

                     Item 1. -- Election of the following three nominees as directors for terms expiring in 2000:
                                Roger G. Ackerman, Joseph C. Farrell and Robert H. Spilman.

                                                                       OVER

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR ALL      Please mark
NOMINEES'IN ITEM 1 AND 'FOR' ITEMS 2 THROUGH 5.       your votes as
                                                      indicated in     [  X  ]
                                                      this example


                  _______________  _______________  _____________
                      BRINK'S         BURLINGTON       MINERALS

                                                  FOR all       WITHHELD for all
                                                 Nominees           Nominees
ITEM 1--Election of the nominees for directors.    [  ]                [  ]

(see reverse)

Withhold for the following only. (Write the name of the nominee(s) in the space below)

___________________________________________
IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                                  FOR        AGAINST     ABSTAIN
ITEM 2--Approval of KPMG Peat Marwick LLP        [  ]          [  ]        [  ]
as independent public accountants.

ITEM 3--Approval of amendment of The Pittston    [  ]          [  ]        [  ]
Company's 1998 Stock Option Plan.

ITEM 4--Approval of amendment of The Pittston    [  ]          [  ]        [  ]
Company's Non-Employee Directors' Stock Option
Plan.

ITEM 5--Approval of amendment of The Pittston    [  ]          [  ]        [  ]
Company's 1994 Employee Stock Purchase Plan.

SIGNATURE(S)________________________  ________________________ DATE ____________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                APPENDIX 2
                                PROXY CARD

                                DETACH HERE

                                 PITTSTON


    PROXY/VOTING DIRECTION CARD SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 FOR ANNUAL MEETING OF SHAREHOLDERS, MAY 2, 1997

PROXY

     The undersigned hereby appoints Joseph C. Farrell, James B. Hartough and Austin F. Reed and each of them as proxies, with full power of substitution, to vote all shares of common stock of the undersigned in The Pittston Company at the Annual Meeting of Shareholders to be held on May 2, 1997, at 1:00 p.m., Eastern Daylight Time, and at any adjournment thereof, on all matters coming before the meeting. The proxies will vote: (1) as the undersigned specifies on the back of this card; (2) as the Board of Directors recommends where the undersigned does not specify a vote on a matter listed on the back of this card; and (3) as the proxies decide on any other matter.

     This Proxy/Voting Direction Card also will serve as a direction to the Funding Agent of the Company's Savings-Investment Plan and the Nominee of the Company's 1994 Employee Stock Purchase Plan to vote all shares in The Pittston Company credited to the account of the undersigned. The Funding Agent and the Nominee will vote: (1) as the undersigned specifies on the back of this card;
(2) proportionately with the shares of the same class as to which directions by other Plan participants shall have been received, to the extent that the undersigned has not timely directed the manner in which such shares shall be voted; and (3) as the Funding Agent and the Nominee decide on any other matter.

IF REGISTRATIONS ARE NOT IDENTICAL, YOU MAY RECEIVE MORE THAN ONE SET OF PROXY MATERIALS. PLEASE COMPLETE AND RETURN ALL CARDS YOU RECEIVE. IF YOU WISH TO VOTE OR DIRECT A VOTE ON ALL MATTERS AS THE BOARD OF DIRECTORS RECOMMENDS, PLEASE SIGN, DATE AND RETURN THIS CARD. IF YOU WISH TO VOTE OR DIRECT A VOTE ON ITEMS INDIVIDUALLY, PLEASE ALSO MARK THE APPROPRIATE BOXES ON THE BACK OF THIS CARD.


     Item 1. -- Election of the following three nominees as directors for terms expiring in 2000: Roger G. Ackerman, Joseph C. Farrell and Robert H. Spilman.

                                                                SEE REVERSE SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                    DETACH HERE

[X]Please mark
   votes as in
   this example.

The Board of Directors Recommends a vote "FOR all nominees" in Item 1 and "FOR" Items 2 through 5.



                                                                                                             FOR   AGAINST   ABSTAIN
1. Election of the nominees for directors.(see reverse)            2. Approval of KPMG Peat Marwick          [ ]     [ ]       [ ]
                                                                      LLP as independent public accountants.

        FOR          WITHHELD                                      3. Approval of amendment of The           [ ]     [ ]       [ ]
        all          FROM ALL                                         Pittston Company's 1988 Stock Option
      Nominees       Nominees                                         Plan.
        [ ]            [ ]
                                    MARK HERE                      4. Approval of amendment of The           [ ]     [ ]       [ ]
                                    FOR ADDRESS                       Pittston Company's Non-Employee
                                    CHANGE AND                        Directors' Stock Option Plan.
                                    NOTE BELOW [ ]

[ ]______________________________________
   For all nominees except as noted above                          5. Approval of amendment of The           [ ]     [ ]       [ ]
                                                                      Pittston Company's 1994 Employee
                                                                      Stock Purchase Plan.

                                                                      In their discretion, the proxies are authorized to
                                                                      vote upon such other business as  may properly come
                                                                      before the meeting.

                                                                   NOTE: Please sign as name appears hereon.  Joint owners should each sign. When signing as attorney, executor,  administrator, trustee or guardian, please give full title as such.

Signature:________________ Date:_______ Signature:________________ Date:_______